================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ---------------------

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 5, 1997

CHANCELLOR MEDIA CORPORATION  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
(Exact Name of Registrant as         (Exact Name of Registrant as
   Specified in Charter)                 Specified in Charter)

         000-21570                             333-32259
   (Commission File No.)                 (Commission File No.)

         75-2247099                           75-2451687
       (IRS Employer                         (IRS Employer
    Identification No.)                   Identification No.)

          DELAWARE                             DELAWARE
(State or Other Jurisdiction         (State or Other Jurisdiction
     of Incorporation)                     of Incorporation)

                         433 EAST LAS COLINAS BOULEVARD
                                   SUITE 1130
                              IRVING, TEXAS 75039
                             (Address of Principal
                               Executive Offices)

                                 (972) 869-9020
                            (Registrant's telephone
                          number, including area code)

================================================================================

     This Amendment (the "Amendment") to the Current Report on Form 8-K dated September 5, 1997 and filed on September 17, 1997 (the "Original 8-K") by Chancellor Media Corporation, a Delaware corporation formerly known as Evergreen Media Corporation ("Chancellor Media") and Chancellor Media Corporation of Los Angeles, a Delaware corporation formerly known as Evergreen Media Corporation of Los Angeles ("CMCLA") is submitted to provide financial data related to the consummation of the Amended and Restated Agreement and Plan of Merger, dated as of February 19, 1997 and amended and restated as of July 31, 1997 (the "Merger Agreement"), among Chancellor Broadcasting Company ("Chancellor"), Chancellor Radio Broadcasting Company ("CRBC"), Evergreen Media Corporation ("Evergreen"), Evergreen Mezzanine Holdings Corporation and Evergreen Media Corporation of Los Angeles ("EMCLA").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     7(a) Financial Statements of Businesses Acquired

          Historical financial statements for (i) Chancellor and CRBC as of December 31, 1995 and 1996 and June 30, 1997 and for the years ended December 31, 1994, 1995 and 1996 and for the six months ended June 30, 1996 and 1997 and (ii) Trefoil Communications, Inc. as of December 31, 1994 and 1995 and for the years ended December 31, 1994 and 1995 and for the period ended February 13, 1996 have been previously reported by Chancellor Media and CMCLA pursuant to Chancellor Media's Registration Statement on Form S-4 (Reg. No. 333-32677) and CMCLA's Registration Statement on Form S-4 (Reg. No. 333-32259), including documents incorporated by reference therein prior to the distribution of the securities registered therein and thus, pursuant to General Instruction B.3 of Form 8-K, are not required to be reported again in this Current Report on Form 8-K.

     7(b) Pro Forma Financial Information

               The following pro forma financial statements reflecting the transactions contemplated by the Merger Agreement are attached:

         CHANCELLOR MEDIA CORPORATION AND SUBSIDIARIES:
           Unaudited Pro Forma Condensed Combined Balance Sheet at
              June 30, 1997..........................................  A-2
           Unaudited Pro Forma Condensed Combined Statement of
              Operations for the year ended December 31, 1996........  A-3
           Unaudited Pro Forma Condensed Combined Statement of
              Operations for the six months ended June 30, 1997......  A-4
           Notes to Unaudited Pro Forma Condensed Combined Financial
              Statements.............................................  A-5

         CHANCELLOR MEDIA CORPORATION OF LOS ANGELES AND
           SUBSIDIARIES:
           Unaudited Pro Forma Condensed Combined Balance Sheet at
              June 30, 1997..........................................  B-2
           Unaudited Pro Forma Condensed Combined Statement of
              Operations for the year ended December 31, 1996........  B-3
           Unaudited Pro Forma Condensed Combined Statement of
              Operations for the six months ended June 30, 1997......  B-4
           Notes to Unaudited Pro Forma Condensed Combined Financial
              Statements.............................................  B-5

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CHANCELLOR MEDIA CORPORATION                  CHANCELLOR MEDIA CORPORATION OF
                                                                LOS ANGELES

         By: /s/ MATTHEW E. DEVINE                       By: /s/ MATTHEW E. DEVINE
--------------------------------------------    --------------------------------------------
             Matthew E. Devine                               Matthew E. Devine
          Chief Financial Officer                         Chief Financial Officer

Date: September 24, 1997

                        PRO FORMA FINANCIAL INFORMATION

                          CHANCELLOR MEDIA CORPORATION

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation presented herein are presented using the purchase method of accounting for all acquisitions and reflect (i) the combination of consolidated historical financial data of Evergreen, Chancellor, each of the stations acquired in the completed transactions of each of Evergreen and Chancellor and each of the stations to be acquired by Chancellor Media in the pending transactions of Chancellor Media and (ii) the elimination of the consolidated historical data of the stations sold in the completed transactions of each of Evergreen and Chancellor and stations to be sold or swapped by Chancellor Media in its pending transactions. The unaudited pro forma condensed combined balance sheet data at June 30, 1997 presents adjustments for those completed transactions of each of Evergreen and Chancellor consummated since such date, the pending transactions of Chancellor Media and the financing transactions of Chancellor and Evergreen and their subsidiaries as if each such transaction had occurred at June 30, 1997. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1996 and the six months ended June 30, 1997 present adjustments for the following transactions as if each had occurred on January 1, 1996: (i) the completed transactions of each of Evergreen and Chancellor, (ii) the 1996 Evergreen Offering (as defined), (iii) the 1996 Preferred Stock Conversion (as defined), (iv) the Chancellor Offerings (as defined), (v) the pending transactions of Chancellor Media and (vi) the financing transactions of Chancellor and Evergreen and their subsidiaries. No adjustments are presented to the unaudited pro forma condensed combined balance sheet data or the unaudited pro forma condensed combined statement of operations data in respect of the proposed acquisition by Chancellor Media of Katz Media Group, Inc. because such transaction has not yet been completed and does not constitute the acquisition of a significant business for purposes of Rule 3-05 and Rule 11-01 of Regulation S-X of the Commission's rules. Certain capitalized terms used herein without definition have the meanings given to such terms in the Joint Proxy Statement/Prospectus contained in Evergreen's Registration Statement on Form S-4 (Reg. No. 333-32677), filed August 1, 1997.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the stations acquired and to be acquired in the completed transactions and the pending transactions have been allocated based primarily on information furnished by management of the acquired stations. The final allocation of the respective purchase prices of the stations acquired and to be acquired in the completed transactions and the Chancellor Merger are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation.

     In the opinion of Chancellor Media's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of Chancellor and Evergreen which have been previously reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                          CHANCELLOR MEDIA CORPORATION

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT JUNE 30, 1997
                                 (IN THOUSANDS)

                                                              CHANCELLOR
                                          EVERGREEN AS        AS ADJUSTED          PRO FORMA          COMPANY AS      PRO FORMA
                                          ADJUSTED FOR         FOR 1997           ADJUSTMENTS        ADJUSTED FOR    ADJUSTMENTS
                                         1997 COMPLETED        COMPLETED            FOR THE              THE           FOR THE
                                            EVERGREEN         CHANCELLOR           CHANCELLOR         COMPLETED        PENDING
                                         TRANSACTIONS(1)    TRANSACTIONS(2)          MERGER          TRANSACTIONS    TRANSACTIONS
                                         ---------------    ---------------      --------------      ------------    ------------
  ASSETS:
Current assets.........................    $  125,837           $   83,334          $     --          $  209,171       $     --
Property and equipment, net............        67,239               74,321                --             141,560         11,457(5)
Intangible assets, net.................     1,652,404            1,421,770           432,368(3)        3,789,987        429,043(5)
                                                                                     283,445(4)
Other assets...........................        37,038               22,524            (1,183)(3)          58,379         (8,350)(5)
                                           ----------           ----------          --------          ----------       --------
  Total assets.........................    $1,882,518           $1,601,949          $714,630          $4,199,097       $432,150
                                           ==========           ==========          ========          ==========       ========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities
Other current liabilities..............    $   42,883           $   36,142          $     --          $   79,025       $     --
Long-term debt, excluding current
  portion..............................       908,059              957,344            29,000(3)        1,894,403        432,150(5)
Deferred tax liabilities (assets)......        90,134                 (443)          283,445(4)          373,136             --
Other liabilities......................           902                  997                --               1,899             --
                                           ----------           ----------          --------          ----------       --------
  Total liabilities....................     1,041,978              994,040           312,445           2,348,463        432,150
Redeemable preferred stock.............            --              424,312            15,736(3)          440,048             --
STOCKHOLDERS' EQUITY:
Preferred stock........................       299,500                   --                --             299,500             --
Common stock...........................           422                  189               (16)(3)             595             --
Additional paid in capital.............       651,383              245,595           324,278(3)        1,221,256             --
Accumulated deficit....................      (110,765)             (61,149)           61,149(3)         (110,765)            --
Treasury stock.........................            --               (1,038)            1,038(3)               --             --
                                           ----------           ----------          --------          ----------       --------
  Total stockholders' equity...........       840,540              183,597           386,449           1,410,586             --
                                           ----------           ----------          --------          ----------       --------
  Total liabilities and stockholders'
     equity............................    $1,882,518           $1,601,949          $714,630          $4,199,097       $432,150
                                           ==========           ==========          ========          ==========       ========


                                          COMPANY
                                         PRO FORMA
                                          COMBINED
                                         ----------
  ASSETS:
Current assets.........................  $  209,171
Property and equipment, net............     153,017
Intangible assets, net.................   4,219,030(6)

Other assets...........................      50,029
                                         ----------
  Total assets.........................  $4,631,247
                                         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities
Other current liabilities..............  $   79,025
Long-term debt, excluding current
  portion..............................   2,326,553
Deferred tax liabilities (assets)......     373,136
Other liabilities......................       1,899
                                         ----------
  Total liabilities....................   2,780,613
Redeemable preferred stock.............     440,048
STOCKHOLDERS' EQUITY:
Preferred stock........................     299,500
Common stock...........................         595
Additional paid in capital.............   1,221,256
Accumulated deficit....................    (110,765)
Treasury stock.........................          --
                                         ----------
  Total stockholders' equity...........   1,410,586
                                         ----------
  Total liabilities and stockholders'
     equity............................  $4,631,247
                                         ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     EVERGREEN AS      CHANCELLOR AS     PRO FORMA          COMPANY
                                                     ADJUSTED FOR      ADJUSTED FOR     ADJUSTMENTS       AS ADJUSTED
                                                       COMPLETED         COMPLETED        FOR THE           FOR THE
                                                       EVERGREEN        CHANCELLOR      CHANCELLOR         COMPLETED
           YEAR ENDED DECEMBER 31, 1996             TRANSACTIONS(7)   TRANSACTIONS(8)     MERGER         TRANSACTIONS
           ----------------------------             ---------------   ---------------   -----------     ---------------
Gross revenues....................................     $441,266          $328,522        $      --         $ 769,788
Less: agency commissions..........................      (58,631)          (43,553)              --          (102,184)
                                                       --------          --------        ---------         ---------
Net revenues......................................      382,635           284,969               --           667,604
Station operating expenses excluding depreciation
  and amortization................................      216,340           172,729               --           389,069
Depreciation and amortization.....................      156,605            46,909          104,689(9)        308,203
Corporate general and administrative expenses.....        8,065             5,657             (832)(10)       12,890
Stock option compensation.........................           --             3,800               --             3,800
                                                       --------          --------        ---------         ---------
Operating income (loss)...........................        1,625            55,874         (103,857)          (46,358)
Interest expense..................................       70,229            82,655          (12,026)(12)      140,858
Other (income) expense............................       (1,359)             (148)              --            (1,507)
                                                       --------          --------        ---------         ---------
Income (loss) before income taxes.................      (67,245)          (26,633)         (91,831)         (185,709)
Income tax expense (benefit)......................      (17,930)           (6,653)         (26,708)(13)      (51,291)
Dividends and accretion on preferred stock of
  subsidiary......................................           --            38,400               --            38,400
                                                       --------          --------        ---------         ---------
Net income (loss).................................      (49,315)          (58,380)         (65,123)         (172,818)
Preferred stock dividends.........................       17,970             7,700               --            25,670
                                                       --------          --------        ---------         ---------
Income (loss) attributable to common
  stockholders....................................     $(67,285)         $(66,080)       $ (65,123)        $(198,488)
                                                       ========          ========        =========         =========
Income (loss) per common share....................     $  (1.60)
                                                       ========
Weighted average common shares outstanding........       42,155                             17,265
                                                       ========                          =========
Broadcast cash flow...............................     $166,295          $112,240        $      --         $ 278,535
                                                       ========          ========        =========         =========

                                                                      PRO FORMA
                                                                     ADJUSTMENTS
                                                       PENDING         FOR THE         COMPANY
                                                     TRANSACTIONS      PENDING        PRO FORMA
           YEAR ENDED DECEMBER 31, 1996             HISTORICAL(14)   TRANSACTIONS     COMBINED
           ----------------------------             --------------   ------------     ---------
Gross revenues....................................     $ 77,200        $ (1,963)(15)  $ 845,025
Less: agency commissions..........................      (11,640)             --        (113,824)
                                                       --------        --------       ---------
Net revenues......................................       65,560          (1,963)        731,201
Station operating expenses excluding depreciation
  and amortization................................       35,637          (4,000)(15)    420,706
Depreciation and amortization.....................        2,468          25,417(16)     336,088
Corporate general and administrative expenses.....        1,024              --          13,914
Stock option compensation.........................           --              --           3,800
                                                       --------        --------       ---------
Operating income (loss)...........................       26,431         (23,380)        (43,307)
Interest expense..................................         (367)         30,835(17)     171,326
Other (income) expense............................          360              --          (1,147)
                                                       --------        --------       ---------
Income (loss) before income taxes.................       26,438         (54,215)       (213,486)
Income tax expense (benefit)......................           --          (9,722)(18)    (61,013)
Dividends and accretion on preferred stock of
  subsidiary......................................           --              --          38,400
                                                       --------        --------       ---------
Net income (loss).................................       26,438         (44,493)       (190,873)
Preferred stock dividends.........................           --              --          25,670
                                                       --------        --------       ---------
Income (loss) attributable to common
  stockholders....................................     $ 26,438        $(44,493)      $(216,543)
                                                       ========        ========       =========
Income (loss) per common share....................                                    $   (3.64)
                                                                                      =========
Weighted average common shares outstanding........                                       59,420
                                                                                      =========
Broadcast cash flow...............................     $ 29,923        $  2,037       $ 310,495
                                                       ========        ========       =========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                          CHANCELLOR MEDIA CORPORATION

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     EVERGREEN AS      CHANCELLOR AS     PRO FORMA        COMPANY
                                                     ADJUSTED FOR      ADJUSTED FOR     ADJUSTMENTS     AS ADJUSTED
                                                       COMPLETED         COMPLETED        FOR THE         FOR THE
                                                       EVERGREEN        CHANCELLOR      CHANCELLOR       COMPLETED
SIX MONTHS ENDED JUNE 30, 1997                      TRANSACTIONS(7)   TRANSACTIONS(8)     MERGER        TRANSACTIONS
------------------------------                      ---------------   ---------------   -----------     ------------
Gross revenues....................................     $249,578          $176,189        $     --         $425,767
Less: agency commissions..........................      (32,722)          (22,252)             --          (54,974)
                                                       --------          --------        --------         --------
Net revenues......................................      216,856           153,937              --          370,793
Station operating expenses excluding depreciation
  and amortization................................      121,767            91,833              --          213,600
Depreciation and amortization.....................       77,061            23,237          52,913(9)       153,211
Corporate general and administrative expenses.....        5,781             4,058            (675)(10)       9,164
Merger expense....................................           --             2,515          (2,515)(11)          --
Stock option compensation.........................           --             1,900              --            1,900
                                                       --------          --------        --------         --------
Operating income (loss)...........................       12,247            30,394         (49,723)          (7,082)
Interest expense..................................       33,946            40,614          (4,131)(12)      70,429
Other (income) expense............................      (12,460)           (1,607)             --          (14,067)
                                                       --------          --------        --------         --------
Income (loss) before income taxes.................       (9,239)           (8,613)        (45,592)         (63,444)
Income tax expense (benefit)......................         (431)           (1,445)        (13,476)(13)     (15,352)
Dividends and accretion on preferred stock of
  subsidiary......................................           --            19,626              --           19,626
                                                       --------          --------        --------         --------
Net income (loss).................................       (8,808)          (26,794)        (32,116)         (67,718)
Preferred stock dividends.........................        8,986             3,850              --           12,836
                                                       --------          --------        --------         --------
Income (loss) attributable to common
  stockholders....................................     $(17,794)         $(30,644)       $(32,116)        $(80,554)
                                                       ========          ========        ========         ========
Income (loss) per common share....................     $  (0.42)
                                                       ========
Weighted average common shares outstanding........       42,208                            17,265
                                                       ========                          ========
Broadcast cash flow...............................     $ 95,089          $ 62,104        $     --         $157,193
                                                       ========          ========        ========         ========

                                                         PRO FORMA
                                                        ADJUSTMENTS
                                        PENDING           FOR THE         COMPANY
                                      TRANSACTIONS        PENDING        PRO FORMA
SIX MONTHS ENDED JUNE 30, 1997       HISTORICAL(14)     TRANSACTIONS     COMBINED
------------------------------       --------------     ------------     ---------
Gross revenues.....................       $31,881         $ (2,000)(15)  $455,648
Less: agency commissions...........        (4,705)              --        (59,679)
                                          -------         --------       --------
Net revenues.......................        27,176           (2,000)       395,969
Station operating expenses excludin
  and amortization.................        18,272           (2,476)(15)   229,396
Depreciation and amortization......          (370)          12,887(16)    165,728
Corporate general and administrativ            --               --          9,164
Merger expense.....................            --               --             --
Stock option compensation..........            --               --          1,900
                                          -------         --------       --------
Operating income (loss)............         9,274          (12,411)       (10,219)
Interest expense...................            --           15,418(17)     85,847
Other (income) expense.............           (65)              --        (14,132)
                                          -------         --------       --------
Income (loss) before income taxes..         9,339          (27,829)       (81,934)
Income tax expense (benefit).......            --           (6,471)(18)   (21,823)
Dividends and accretion on preferre
  subsidiary.......................            --               --         19,626
                                          -------         --------       --------
Net income (loss)..................         9,339          (21,358)       (79,737)
Preferred stock dividends..........            --               --         12,836
                                          -------         --------       --------
Income (loss) attributable to commo
  stockholders.....................       $ 9,339         $(21,358)      $(92,573)
                                          =======         ========       ========
Income (loss) per common share.....                                      ($  1.56)
                                                                         ========
Weighted average common shares outs                                        59,473
                                                                         ========
Broadcast cash flow................       $ 8,904         $    476       $166,573
                                          =======         ========       ========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO EVERGREEN'S HISTORICAL CONDENSED COMBINED BALANCE SHEET RELATED TO THE 1997 COMPLETED EVERGREEN TRANSACTIONS COMPLETED AFTER JUNE 30, 1997

(1) The historical balance sheet of Evergreen at June 30, 1997 and the pro forma adjustments related to the 1997 Completed Evergreen Transactions that were completed after June 30, 1997 is summarized below:

                                                                 PRO FORMA
                                                                ADJUSTMENTS       EVERGREEN AS
                                                                    FOR           ADJUSTED FOR
                                                 EVERGREEN     1997 COMPLETED    1997 COMPLETED
                                                 HISTORICAL      EVERGREEN         EVERGREEN
                                                 AT 6/30/97     TRANSACTIONS      TRANSACTIONS
                                                 ----------    --------------    --------------
ASSETS:
  Current assets...............................  $  112,339       $ 13,498(a)      $  125,837
  Property and equipment, net..................      64,817          2,422(a)          67,239
  Intangible assets, net.......................   1,183,569        468,835(a)       1,652,404
  Assets held for sale.........................      50,000        (50,000)(a)             --
  Other assets.................................      72,788        (35,750)(a)         37,038
                                                 ----------       --------         ----------
     Total assets..............................  $1,483,513       $399,005         $1,882,518
                                                 ==========       ========         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
  Other current liabilities....................  $   32,994       $  9,889(a)      $   42,883
  Long-term debt, excluding current portion....     525,000        383,059(a)         908,059
  Deferred tax liability.......................      88,014          2,120(a)          90,134
  Other liabilities............................         902             --                902
                                                 ----------       --------         ----------
     Total liabilities.........................     646,910        395,068          1,041,978
Stockholders' equity:
  Preferred stock..............................     299,500             --            299,500
  Common stock.................................         422             --                422
  Additional paid-in capital...................     651,383             --            651,383
  Accumulated deficit..........................    (114,702)         3,937(a)        (110,765)
                                                 ----------       --------         ----------
     Total stockholders' equity................     836,603          3,937            840,540
                                                 ----------       --------         ----------
     Total liabilities and stockholders'
       equity..................................  $1,483,513       $399,005         $1,882,518
                                                 ==========       ========         ==========

(a) Reflects the 1997 Completed Evergreen Transactions that were completed after June 30, 1997 as follows:

                                                                PURCHASE PRICE ALLOCATION
                         --------------------------------------------------------------------------------------------------------

                                              PROPERTY AND    ASSETS                                     DEFERRED
    1997 COMPLETED       PURCHASE   CURRENT    EQUIPMENT,      HELD       INTANGIBLE        CURRENT         TAX       ACCUMULATED
EVERGREEN TRANSACTIONS    PRICE     ASSETS       NET(i)      FOR SALE   ASSETS, NET(i)    LIABILITIES   LIABILITIES     DEFICIT
----------------------   --------   -------   ------------   --------   ---------------   -----------   -----------   -----------
Evergreen Viacom
  Acquisition(ii)......  $612,388   $13,498      $3,607      $ 81,000      $518,093         $(3,810)      $    --       $    --
WJZW-FM(iii)...........   (68,000)       --          --       (68,000)           --              --            --            --
San Francisco
  Frequency(iv)........   (44,000)       --        (262)           --       (41,012)             --          (954)       (1,772)
KDFC-FM(v).............   (50,000)       --          --       (50,000)           --              --            --            --
WBZS-AM, WZHF-AM,
  KDFC-AM(vi)..........   (18,000)       --        (198)      (13,000)       (4,802)             --            --            --
WEJM-AM(vii)...........    (7,500)       --        (725)           --        (3,444)             --        (1,166)       (2,165)
                         --------   -------      ------      --------      --------         -------       -------       -------
       Total...........  $424,888   $13,498      $2,422      $(50,000)     $468,835         $(3,810)      $(2,120)      $(3,937)
                         ========   =======      ======      ========      ========         =======       =======       =======

                                        FINANCING
                         ----------------------------------------
                         (INCREASE)    INCREASE       INCREASE
                          DECREASE        IN        (DECREASE) IN
    1997 COMPLETED        IN OTHER      CURRENT       LONG-TERM
EVERGREEN TRANSACTIONS     ASSETS     LIABILITIES       DEBT
----------------------   ----------   -----------   -------------
Evergreen Viacom
  Acquisition(ii)......   $ 53,750      $ 6,079       $552,559
WJZW-FM(iii)...........         --           --        (68,000)
San Francisco
  Frequency(iv)........         --           --        (44,000)
KDFC-FM(v).............         --           --        (50,000)
WBZS-AM, WZHF-AM,
  KDFC-AM(vi)..........    (18,000)          --             --
WEJM-AM(vii)...........         --           --         (7,500)
                          --------      -------       --------
       Total...........   $ 35,750      $ 6,079       $383,059
                          ========      =======       ========

---------------

        (i) Evergreen has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Viacom. Evergreen, on a preliminary basis, has allocated the $518,093 of intangible assets related to the Evergreen Viacom Acquisition to broadcast licenses. This preliminary allocation is based on historical information from prior acquisitions.

        (ii) On July 2, 1997, Evergreen acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the Senior Credit Facility of $552,559; (ii) $53,750 in escrow funds paid by Evergreen on February 19, 1997 and classified as other assets at June 30, 1997 and (iii) $6,079 financed through working capital. In June 1997, Evergreen issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock for net proceeds of approximately $287,808 which were used to repay borrowings under the Senior Credit Facility and subsequently were reborrowed on July 2, 1997 as part of the financing of the Evergreen Viacom Acquisition. The assets of WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see (iii) and (vi) below).

        (iii) On July 7, 1997, Evergreen sold, in the ABC/Washington Disposition, WJZW-FM in Washington (acquired as part of the Evergreen Viacom Acquisition) for $68,000 in cash. The assets of WJZW-FM are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition and no gain or loss was recognized by Evergreen upon consummation of the sale.

        (iv) On July 7, 1997, Evergreen sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from Chancellor's KSAN-FM in San Francisco for $44,000 in cash and recognized a gain of $1,772, net of taxes of $954.

        (v) On July 21, 1997, Evergreen sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale at June 30, 1997 in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM on January 31, 1997 and no gain or loss was recognized by Evergreen upon consummation of the KDFC-FM sale.

        (vi) On August 13, 1997, Evergreen sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition) and KDFC-AM in San Francisco for $5,500, $7,500 and $5,000, respectively, payable in the form of a promissory note in the aggregate amount of $18,000. The assets of WBZS-AM and WZHF-AM are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition and no gain or loss was recognized by Evergreen upon consummation of the sale.

        (vii) On August 26, 1997, Evergreen sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash and recognized a gain of $2,165, net of taxes of $1,166.

ADJUSTMENTS TO CHANCELLOR'S HISTORICAL CONDENSED COMBINED BALANCE SHEET RELATED TO THE 1997 COMPLETED CHANCELLOR TRANSACTIONS COMPLETED AFTER JUNE 30, 1997

(2) The historical balance sheet of Chancellor at June 30, 1997 and the pro forma adjustments related to the 1997 Completed Chancellor Transactions that were completed after June 30, 1997 are summarized below:

                                                                PRO FORMA
                                                               ADJUSTMENTS       CHANCELLOR AS
                                                                   FOR            ADJUSTED FOR
                                               CHANCELLOR     1997 COMPLETED     1997 COMPLETED
                                               HISTORICAL       CHANCELLOR         CHANCELLOR
                                               AT 6/30/97      TRANSACTIONS       TRANSACTIONS
                                               ----------     --------------     --------------
ASSETS:
Current assets...............................  $   72,352        $ 10,982(a)       $   83,334
Property and equipment, net..................      69,581           4,740(a)           74,321
Intangible assets, net.......................     970,080         451,690(a)        1,421,770
Other assets.................................      71,760         (53,750)(a)          22,524
                                                                    4,514(c)
                                               ----------        --------          ----------
  Total assets...............................  $1,183,773        $418,176          $1,601,949
                                               ==========        ========          ==========
LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Current portion of long-term debt............  $    1,928        $ (1,928)(b)      $       --
Other current liabilities....................      26,939           9,203(a)           36,142
                                               ----------        --------          ----------
  Total current liabilities..................      28,867           7,275              36,142
Long-term debt, excluding current portion....     545,335         404,459(a)          957,344
                                                                    5,622(c)
                                                                    1,928(b)
Deferred tax liability.......................          --            (443)(c)            (443)
Other liabilities............................         997              --                 997
                                               ----------        --------          ----------
  Total liabilities..........................     575,199         418,841             994,040
Redeemable preferred stock...................     424,312              --             424,312
STOCKHOLDERS' EQUITY:
Common stock.................................         189              --                 189
Additional paid-in capital...................     245,595              --             245,595
Accumulated deficit..........................     (60,484)           (665)(c)         (61,149)
Treasury stock...............................      (1,038)             --              (1,038)
                                               ----------        --------          ----------
  Total stockholders' equity.................     184,262            (665)            183,597
                                               ----------        --------          ----------
  Total liabilities and stockholders'
     equity..................................  $1,183,773        $418,176          $1,601,949
                                               ==========        ========          ==========

(a) Reflects the 1997 Completed Chancellor Transactions that were completed after June 30, 1997 as follows:

                                                           PURCHASE PRICE ALLOCATION                          FINANCING
                                           ----------------------------------------------------------   ----------------------
                                                      PROPERTY                                                      INCREASE
                               PURCHASE/                AND        ASSETS    INTANGIBLE                 DECREASE       IN
       1997 COMPLETED           (SALES)    CURRENT   EQUIPMENT,     HELD      ASSETS,       CURRENT     IN OTHER     CURRENT
   CHANCELLOR TRANSACTIONS       PRICE     ASSETS       NET       FOR SALE      NET       LIABILITIES    ASSETS    LIABILITIES
   -----------------------     ---------   -------   ----------   --------   ----------   -----------   --------   -----------
Chancellor Viacom
  Acquisition(i).............  $500,789    $10,982     $4,740     $ 37,000    $451,690      $(3,623)    $53,750      $5,580
WDRQ-FM(ii)..................   (37,000)       --          --      (37,000)         --           --          --          --
                               --------    -------     ------     --------    --------      -------     -------      ------
        Total................  $463,789    $10,982     $4,740     $     --    $451,690      $(3,623)    $53,750      $5,580
                               ========    =======     ======     ========    ========      =======     =======      ======

                                 FINANCING
                               -------------
                                 INCREASE
                               (DECREASE) IN
       1997 COMPLETED            LONG-TERM
   CHANCELLOR TRANSACTIONS         DEBT
   -----------------------     -------------
Chancellor Viacom
  Acquisition(i).............    $441,459
WDRQ-FM(ii)..................     (37,000)
                                 --------
        Total................    $404,459
                                 ========

---------------

     (i) On July 2, 1997, Chancellor acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under the CRBC Restated Credit Agreement; (ii) borrowings under the Chancellor Interim Financing of $168,300; (iii) escrow funds of $53,750 paid by Chancellor on February 19, 1997 and classified as other assets at June 30, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see (ii) below). Chancellor has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Viacom. The intangible assets of $451,690 have been allocated to broadcast licenses on a preliminary basis. This preliminary allocation is based on historical information from prior acquisitions.

     (ii) On August 11, 1997, Chancellor sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit (acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash. The net proceeds from the sale of WDRQ-FM were used to repay borrowings under the Chancellor Interim Financing. The assets of WDRQ-FM are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition and no gain or loss was recognized by Chancellor upon consummation of the sale.

(b) On July 2, 1997, Chancellor refinanced its senior credit agreement (the "CRBC Restated Credit Agreement") in connection with the Chancellor Viacom Acquisition. The CRBC Restated Credit Agreement consists of a $400,000 term loan facility and a $350,000 revolving loan facility. Reflects the $1,928 adjustment to decrease current maturities of long-term debt under the CRBC Restated Credit Agreement to $0.

(c) Reflects (i) the adjustment to write-off the unamortized balance of deferred loan fees of $665 (net of a tax benefit of $443) at June 30, 1997 related to CRBC's previous senior credit agreement as an extraordinary item and (ii) the adjustment to record new loan fees of $5,622 incurred in connection with the CRBC Restated Credit Agreement and Chancellor Interim Financing on July 2, 1997 and financed through additional bank borrowings under such agreement.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE CHANCELLOR MERGER

(3) Merger Purchase Price Information. In connection with the Chancellor Merger, each outstanding share of Chancellor Common Stock was converted into the right to receive 0.9091 shares of Chancellor Media Common Stock. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of Chancellor Media Common Stock is calculated by using $31.00 per share which is based on the market price of Evergreen Class A Common Stock on or around the announcement date of the Chancellor Merger on February 19, 1997. The aggregate purchase price is summarized below:

EXCHANGE OF CHANCELLOR COMMON STOCK:
Shares of Chancellor Common Stock outstanding...............  18,991,513
Exchange ratio..............................................       .9091
                                                              ----------
Shares of Chancellor Media Common Stock issued in connection with the Chancellor Merger................................  17,265,184
                                                              ==========
AGGREGATE PURCHASE PRICE:
Estimated fair value of Chancellor Media Common Stock issued in connection with the Chancellor Merger (17,265,184 shares @ $31.00
  per share).........................................................   $  535,221
Chancellor debt and equity assumed at fair values:
  Long-term debt outstanding:
     Term Loan..............................................  424,344
     9 3/8% Senior Subordinated Notes due 2004..............  200,000
     8 3/4% Senior Subordinated Notes due 2007..............  200,000
     Chancellor Interim Financing...........................  133,000
                                                              -------
  Total long-term debt outstanding...................................      957,344
  12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock....      117,670
  12% Junior Exchangeable Preferred Stock............................      210,774
  7% Convertible Preferred Stock.....................................      111,604
  Stock options issued to Chancellor stock option holders............       34,825
  Financial advisors, legal, accounting and other professional
     fees............................................................       29,000
                                                                        ----------
  Aggregate purchase price...........................................   $1,996,438
                                                                        ==========

     To record the aggregate purchase price of the Chancellor Merger and eliminate certain Chancellor historical balances as follows:

                                                      ELIMINATION
                                                     OF CHANCELLOR
                                         PURCHASE     HISTORICAL      CHANCELLOR
                                          PRICE        BALANCES         MERGER          NET
                                        ALLOCATION    AS ADJUSTED      FINANCING     ADJUSTMENT
                                        ----------   -------------    -----------    ----------
Current assets........................  $   83,334    $   (83,334)    $        --    $      --
Property and equipment, net(a)........      74,321        (74,321)             --           --
Intangible assets(a)..................   1,854,138     (1,421,770)             --      432,368
Other assets(b).......................      21,341        (22,524)             --       (1,183)
Current liabilities...................     (36,142)        36,142              --           --
Long-term debt........................          --        957,344        (986,344)(c)   (29,000)
Deferred tax liability................         443           (443)             --           --
Other liabilities.....................        (997)           997              --           --
Redeemable preferred stock............          --        424,312        (440,048)(d)   (15,736)
Common stock..........................          --            189            (173)(e)        16
Additional paid-in capital............          --        245,595        (569,873)(f)  (324,278)
Accumulated deficit...................          --        (61,149)             --      (61,149)
Treasury stock........................          --         (1,038)(g)          --       (1,038)
                                        ----------    -----------     -----------    ---------
Aggregate Purchase Price..............  $1,996,438    $        --     $(1,996,438)   $      --
                                        ==========    ===========     ===========    =========

---------------

(a) Evergreen has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Evergreen, on a preliminary basis, has allocated the $1,854,138 of intangible assets to broadcast licenses. This preliminary allocation is based upon historical information from prior acquisitions and appraisals provided by the management of Chancellor.

(b) The difference in the estimated fair value of other assets and the historical balance of other assets represents Chancellor's historical deferred tax asset balance of $1,183 at June 30, 1997. The deferred tax liability will be revalued to reflect the difference between the financial statement carrying amount and the tax basis of Chancellor acquired assets (see (4)).

(c) Reflects the adjustment to record debt assumed or incurred by Chancellor Media including (i) Chancellor's and CRBC's long-term debt of $957,344 and
    (ii) additional bank borrowings of $29,000 required to finance estimated financial advisors, legal, accounting and other professional fees.

(d) Reflects the adjustment to record the estimated fair value of redeemable preferred stock to be issued (a) by CMCLA in exchange for (i) CRBC's 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock of $117,670 (including accrued and unpaid dividends of $17,670) and (ii) CRBC's 12% Junior Exchangeable Preferred Stock of $210,774 (including accrued and unpaid dividends of $10,774) and (b) by Chancellor Media in exchange for Chancellor's 7% Convertible Preferred Stock of $111,604 (including accrued and unpaid dividends of $1,604).

(e) Reflects 17,265,184 shares of the Chancellor Media Common Stock at a par value of $0.01 issued in connection with the Chancellor Merger.

(f) Reflects additional paid-in capital of $535,048 related to 17,265,184 shares of the Chancellor Media Common Stock issued in connection with the Chancellor Merger and the fair value of stock options assumed by Chancellor Media of $34,825. The $34,825 fair value of the Chancellor Stock Options was estimated using the Black-Scholes option pricing model and the Chancellor Merger exchange ratio of .9091 applied to Chancellor's outstanding options and exercise prices. At June 30, 1997, Chancellor had 1,990,259 options outstanding with exercise prices ranging from $7.50 to $36.75.

(g) Reflects the elimination of Chancellor's treasury stock which was cancelled and retired upon consummation of the Chancellor Merger.

(4) To record a $283,445 deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of Chancellor acquired assets.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING CHANCELLOR MEDIA TRANSACTIONS

(5) Reflects the Pending Chancellor Media Transactions as follows:

                                                                                                   DECREASE
                                                                  PROPERTY AND                        IN      INCREASE IN
                                                       PURCHASE    EQUIPMENT,      INTANGIBLE       OTHER      LONG-TERM
        PENDING CHANCELLOR MEDIA TRANSACTIONS           PRICE        NET(a)      ASSETS, NET(a)     ASSETS       DEBT
        -------------------------------------          --------   ------------   ---------------   --------   -----------
WBAB-FM, WBLI-FM, WBGG-AM,
  WHFM-FM(b).........................................  $11,000      $ 1,494         $  9,506        $   --     $ 11,000
Gannett(c)...........................................  340,000        5,376          334,624            --      340,000
Chicago/Dallas Exchange(d)...........................    3,500        3,255              245         8,350       (4,850)
KXPK-FM(e)...........................................   26,000          477           25,523            --       26,000
Bonneville Option(f).................................   60,000          855           59,145            --       60,000
                                                       --------     -------         --------        ------     --------
        Total........................................  $440,500     $11,457         $429,043        $8,350     $432,150
                                                       ========     =======         ========        ======     ========

---------------

(a) Chancellor Media has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective stations to be acquired in the Chancellor Media Pending Transactions. Chancellor Media, on a preliminary basis, has allocated the $429,043 of intangible assets related to the Chancellor Media Pending Transactions to broadcast licenses. This preliminary allocation is based on historical information from prior acquisitions.

(b) On July 1, 1996, Chancellor entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition on February 13, 1997, see 8 (e) below), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. The amounts allocated to net property and equipment and net intangible assets (consisting of broadcast licenses) are based upon preliminary appraisals of the assets to be acquired.

(c) On April 4, 1997, Evergreen entered into an agreement to acquire, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S, including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston for $340,000 in cash. The pro forma combined financial statements assume that the transaction will close by December 26, 1997 and that no upward adjustment in the purchase price will occur.

(d) On June 24, 1997, Evergreen entered into an agreement to acquire, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On June 29, 1997, Evergreen paid $8,350 in escrow funds which are classified as other assets at June 30, 1997. On July 14, 1997, Evergreen completed the disposition of WLUP-FM in Chicago to Bonneville and placed $80,000 in a trust pending the completion of the deferred exchange of the WLUP-FM in Chicago and an additional $3,500 in cash for KZPS-FM and KDGE-FM in Dallas (the "Chicago/Dallas Exchange"). The Chicago/Dallas Exchange will be accounted for as a like-kind exchange and no gain or loss will be recognized upon the consummation of the exchange. The decrease in long-term debt of $4,850 represents the refund of $8,350 in escrow funds previously paid by Evergreen less $3,500 in cash boot owed to Bonneville.

(e) On July 30, 1997, Chancellor entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to Evergreen) for $26,000 in cash and paid $1,650 in escrow funds which were classified as other assets.

(f) On August 6, 1997, Evergreen and Chancellor announced that they had paid $3,000 to Bonneville for an option to exchange Evergreen's station WTOP-AM in Washington and Chancellor's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WDBZ-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). As of September 10, 1997, the Bonneville Option had not been exercised. The Bonneville Option expires on December 31, 1997.

(6) The Company Pro Forma Combined intangible assets of $4,219,030 consists of the following at June 30, 1997:

                                                               ESTIMATED
                                                              USEFUL LIFE
                                                              -----------
Broadcast licenses..........................................     15-40       $3,662,214
Goodwill....................................................     15-40          413,612
Other intangibles...........................................      1-40          382,179
                                                                             ----------
                                                                             $4,458,005
Less: accumulated amortization..............................                   (238,975)
                                                                             ----------
Net intangible assets.......................................                 $4,219,030
                                                                             ==========

     Evergreen discloses broadcast license value separately from goodwill and amortizes such intangible assets over an estimated average life of 15 years, whereas, Chancellor groups all broadcast license value with goodwill and amortizes such intangibles assets over an estimated average life of 40 years. In connection with the application of purchase accounting for the Chancellor Merger, broadcast license value and goodwill have been separately identified and disclosed and amortized over an estimated average life of 15 years in accordance with Evergreen's policies and procedures. The intangible assets have been treated in a consistent manner for the Combined Company in the Unaudited Combined Condensed Pro Forma Financial Statements and, following the consummation of the Chancellor Merger, will be accounted for similarly in the Chancellor Media's financial statements.

     Evergreen amortizes such intangible assets using the straight-line method over estimated useful lives ranging from 1 to 40 years. Evergreen continually evaluates the propriety of the carrying amount of goodwill and other intangible assets as well as the amortization period to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of useful lives. This evaluation consists of the projection of undiscounted operating income before depreciation, amortization, nonrecurring charges and interest for each of Evergreen's radio stations over the remaining amortization periods of the related intangible assets. The projections are based on a historical trend line of actual results since the acquisitions of the respective stations adjusted for expected changes in operating results. To the extent such projections indicate that undiscounted operating income is not expected to be adequate to recover the carrying amounts of the related intangible assets, such carrying amounts are written down by charges to expense.

EVERGREEN'S HISTORICAL CONDENSED COMBINED STATEMENTS OF OPERATIONS AND ADJUSTMENTS RELATED TO THE COMPLETED EVERGREEN TRANSACTIONS

(7) Evergreen's historical condensed combined statement of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 and pro forma adjustments related to the Completed Evergreen Transactions are summarized below:

                                                                                ACQUISITIONS
                                             -----------------------------------------------------------------------------------

                                                                           WWRC-AM                     WWWW-FM/       KKSF-FM/
                                               PYRAMID       KYLD-FM       WGAY-FM       WEDR-FM        WDFN-AM      KDFC-FM/AM
                                EVERGREEN    HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL     HISTORICAL
                                HISTORICAL   1/1-1/17(A)   1/1-4/30(B)   1/1-6/17(C)   1/1-10/18(D)   1/1-2/14(E)   1/1-10/31(F)
                                ----------   -----------   -----------   -----------   ------------   -----------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues................   $337,405      $2,144        $ 2,308        $ 3,264      $ 7,933          $ 839        $13,646
Less: agency commissions......    (43,555)       (216)          (363)          (409)      (1,066)          (102)        (1,746)
                                 --------      ------        -------        -------      -------          -----        -------
Net revenues..................    293,850       1,928          1,945          2,855        6,867            737         11,900
Station operating expenses
  excluding depreciation and
  amortization................    174,344       1,489          1,885          3,493        2,933            815          6,358
Depreciation and
  amortization................     93,749         502            749            314           29             45          2,351
Corporate general and
  administrative expenses.....      7,797         123            256            477        1,401             --             --
                                 --------      ------        -------        -------      -------          -----        -------
Operating income (loss).......     17,960        (186)          (945)        (1,429)       2,504           (123)         3,191
Interest expense..............     37,527         343          1,094             --           --             --            429
Other (income) expense........       (477)         (5)           (97)             5          (15)            --            (48)
                                 --------      ------        -------        -------      -------          -----        -------
Income (loss) before income
  taxes.......................    (19,090)       (524)        (1,942)        (1,434)       2,519           (123)         2,810
Income tax expense
  (benefit)...................     (2,896)         --             --           (453)          --             --             --
                                 --------      ------        -------        -------      -------          -----        -------
Net income (loss).............    (16,194)       (524)        (1,942)          (981)       2,519           (123)         2,810
Preferred stock dividends.....      3,820          --             --             --           --             --             --
                                 --------      ------        -------        -------      -------          -----        -------
Income (loss) attributable to
  common stockholders.........   $(20,014)     $ (524)       $(1,942)       $  (981)     $ 2,519          $(123)       $ 2,810
                                 ========      ======        =======        =======      =======          =====        =======
Income (loss) per common
  share.......................   $  (0.66)
                                 ========
Weighted average common shares
  outstanding (w).............     30,207
                                 ========
Broadcast Cash Flow...........   $119,506      $  439        $    60        $  (638)     $ 3,934          $ (78)       $ 5,542
                                 ========      ======        =======        =======      =======          =====        =======

                                                      ACQUISITIONS
                                --------------------------------------------------------
                                                                             EVERGREEN
                                 WJLB-FM/                      WUSL-FM         VIACOM
                                  WMXD-FM      WDAS-FM/AM      WIOQ-FM      ACQUISITION
                                HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL
                                1/1-8/31(G)   1/1-12/31(H)   1/1-12/31(I)   1/1-12/31(J)
                                -----------   ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues................      $15,408      $16,809       $20,152        $66,726
Less: agency commissions......      (1,881)       (2,142)       (2,369)       (10,493)
                                    -------      -------       -------        -------
Net revenues..................      13,527        14,667        17,783         56,233
Station operating expenses
  excluding depreciation and
  amortization................       5,721         7,759         9,519         26,598
Depreciation and
  amortization................       2,415         2,763            --          6,267
Corporate general and
  administrative expenses.....       1,005           620           533          1,617
                                    -------      -------       -------        -------
Operating income (loss).......       4,386         3,525         7,731         21,751
Interest expense..............       1,406            79         3,001             --
Other (income) expense........          --           (39)           58           (741)
                                    -------      -------       -------        -------
Income (loss) before income
  taxes.......................       2,980         3,485         4,672         22,492
Income tax expense
  (benefit)...................         180            --            --         10,612
                                    -------      -------       -------        -------
Net income (loss).............       2,800         3,485         4,672         11,880
Preferred stock dividends.....          --            --            --             --
                                    -------      -------       -------        -------
Income (loss) attributable to
  common stockholders.........      $2,800       $ 3,485       $ 4,672        $11,880
                                    =======      =======       =======        =======
Income (loss) per common
  share.......................

Weighted average common shares
  outstanding (w).............

Broadcast Cash Flow...........      $7,806       $ 6,908       $ 8,264        $29,635
                                    =======      =======       =======        =======

                                                                   DISPOSITIONS
                                     -------------------------------------------------------------------------
                                       WPEG-FM
                                      WBAV-FM/AM
                                       WRFX-FM                                                   SAN FRANCISCO
                                       WFNZ-FM        WNKS-FM       WEJM-FM/AM      WJZW-FM        FREQUENCY
                                      HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL
                                     1/1-12/31(i)   1/1-12/31(h)   1/1-12/31(l)   1/1-12/31(m)   1/1-12/31(n)
                                     ------------   ------------   ------------   ------------   -------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................     $(20,818)     $ (3,303)       $(2,690)      $(8,443)        $(2,736)
Less: agency commissions...........        2,733           337            293         1,311             358
                                        --------      --------        -------       -------         -------
Net revenues.......................      (18,085)       (2,966)        (2,397)       (7,132)         (2,378)
Station operating expenses
  excluding depreciation and
  amortization.....................       (9,509)       (2,461)        (2,217)       (3,998)         (3,159)
Depreciation and amortization......           --          (548)        (1,719)         (589)         (3,826)
Corporate general and
  administrative expenses..........           --            --             --          (206)             --
                                        --------      --------        -------       -------         -------
Operating income (loss)............       (8,576)           43          1,539        (2,339)          4,607
Interest expense...................           --            --             --            --              --
Other (income) expense.............           --            --             --            --              --
                                        --------      --------        -------       -------         -------
Income (loss) before income
  taxes............................       (8,576)           43          1,539        (2,339)          4,607
Income tax expense (benefit).......           --            --             --          (913)             --
                                        --------      --------        -------       -------         -------
Net income (loss)..................       (8,576)           43          1,539        (1,426)          4,607
Preferred stock dividends..........           --            --             --            --              --
                                        --------      --------        -------       -------         -------
Income (loss) attributable to
  common stockholders..............     $ (8,576)     $     43        $ 1,539       $(1,426)        $ 4,607
                                        ========      ========        =======       =======         =======
Income (loss) per common share.....
Weighted average common shares
  outstanding (w)..................
Broadcast Cash Flow................     $ (8,576)     $   (505)       $  (180)      $(3,134)        $   781
                                        ========      ========        =======       =======         =======

                                            DISPOSITIONS
                                     ---------------------------

                                                      WBZS-AM                     EVERGREEN AS
                                                      WZHF-AM                     ADJUSTED FOR
                                       KDFC-FM        KDFC-AM                      COMPLETED
                                      HISTORICAL     HISTORICAL     PRO FORMA      EVERGREEN
                                     1/1-12/31(o)   1/1-12/31(p)   ADJUSTMENTS    TRANSACTIONS
                                     ------------   ------------   -----------    ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $(5,138)       $(2,240)      $     --        $441,266
Less: agency commissions...........        643             36             --         (58,631)
                                       -------        -------       --------        --------
Net revenues.......................     (4,495)        (2,204)            --         382,635
Station operating expenses
  excluding depreciation and
  amortization.....................     (2,300)          (930)            --         216,340
Depreciation and amortization......       (853)           (30)        54,986(r)      156,605
Corporate general and
  administrative expenses..........         --            (43)        (5,515)(s)       8,065
                                       -------        -------       --------        --------
Operating income (loss)............     (1,342)        (1,201)       (49,471)          1,625
Interest expense...................         --             --         26,350(t)       70,229
Other (income) expense.............         --             --                         (1,359)
                                       -------        -------       --------        --------
Income (loss) before income
  taxes............................     (1,342)        (1,201)       (75,821)        (67,245)
Income tax expense (benefit).......         --           (271)       (24,189)(u)     (17,930)
                                       -------        -------       --------        --------
Net income (loss)..................     (1,342)          (930)       (51,632)        (49,315)
Preferred stock dividends..........         --             --         14,150(v)       17,970
                                       -------        -------       --------        --------
Income (loss) attributable to
  common stockholders..............    $(1,342)       $  (930)      $(65,782)       $(67,285)
                                       =======        =======       ========        ========
Income (loss) per common share.....                                                 $  (1.60)
                                                                                    ========
Weighted average common shares
  outstanding (w)..................                                   11,948          42,155
                                                                    ========        ========
Broadcast Cash Flow................    $(2,195)       $(1,274)      $     --        $166,295
                                       =======        =======       ========        ========

                                                    ACQUISITIONS                                     DISPOSITIONS
                                ----------------------------------------------------   ----------------------------------------
                                                                                         WPEG-FM
                                                                          EVERGREEN    WBAV-FM/AM
                                                             WUSL-FM       VIACOM        WRFX-FM
                                             WDAS-FM/AM      WIOQ-FM     ACQUISITION     WFNZ-FM       WNKS-FM       WPNT-FM
                                EVERGREEN    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL
SIX MONTHS ENDED JUNE 30, 1997  HISTORICAL   1/1-4/30(H)   1/1-5/15(I)   1/1-6/30(J)   1/1-5/15(I)   1/1-5/15(K)   5/30-6/19(Q)
------------------------------  ----------   -----------   -----------   -----------   -----------   -----------   ------------
Gross revenues................   $216,177       $5,028       $7,088        $38,972       $(7,788)      $(1,332)       $(567)
Less: agency commissions......    (27,916)        (680)        (829)        (5,470)        1,029           142           93
                                 --------       ------       ------        -------       -------       -------        -----
Net revenues..................    188,261        4,348        6,259         33,502        (6,759)       (1,190)        (474)
Station operating expenses
  excluding depreciation and
  amortization................    111,162        2,533        3,649         14,936        (3,569)         (994)        (285)
Depreciation and
  amortization................     53,912          875           --          2,279            --          (212)        (279)
Corporate general and
  administrative expenses.....      5,651          172          141            682            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Operating income (loss).......     17,536          768        2,469         15,605        (3,190)           16           90
Interest expense..............     22,741           19          990             --            --            --           --
Other (income) expense........    (13,323)         863           --             --            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Income (loss) before income
  taxes.......................      8,118         (114)       1,479         15,605        (3,190)           16           90
Income tax expense (benefit)..      4,259           --           --          5,892            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Net income (loss).............      3,859         (114)       1,479          9,713        (3,190)           16           90
Preferred stock dividends.....        699           --           --             --            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Income (loss) attributable to
  common stockholders.........   $  3,160       $ (114)      $1,479        $ 9,713       $(3,190)      $    16        $  90
                                 ========       ======       ======        =======       =======       =======        =====
Income (loss) per common
  share.......................   $   0.07
                                 ========
Weighted average common shares
  outstanding(w)..............     42,208
                                 ========
Broadcast cash flow...........   $ 77,099       $1,815       $2,610        $18,566       $(3,190)      $  (196)       $(189)
                                 ========       ======       ======        =======       =======       =======        =====

                                                       DISPOSITIONS
                            -------------------------------------------------------------------

                                                            SAN                       WBZS-AM                    EVERGREEN AS
                               WEJM-                     FRANCISCO                    WZHF-AM                    ADJUSTED FOR
                               FM/AM        WJZW-FM      FREQUENCY      KDFC-FM       KDFC-AM                     COMPLETED
                            HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL     PRO FORMA      EVERGREEN
SIX MONTHS ENDED JUNE 30,   1/1-6/30(L)   1/1-6/30(M)   1/1-6/30(N)   1/1-1/31(O)   1/1-6/30(P)   ADJUSTMENTS    TRANSACTIONS
--------------------------  -----------   -----------   -----------   -----------   -----------   -----------    ------------

Gross revenues............    $(1,153)      $(4,137)      $(1,341)       $(278)       $(1,091)     $     --        $249,578

Less: agency commissions..        119           567           174           26             23            --         (32,722)

                              -------       -------       -------        -----        -------      --------        --------

Net revenues..............     (1,034)       (3,570)       (1,167)        (252)        (1,068)           --         216,856

Station operating expenses

  excluding depreciation a

  amortization............     (1,001)       (2,161)       (1,614)        (224)          (665)           --         121,767

Depreciation and

  amortization............       (289)         (315)         (214)          --            (54)       21,358(r)       77,061

Corporate general and

  administrative expenses.         --           (70)           --           --            (18)         (777)(s)       5,781

                              -------       -------       -------        -----        -------      --------        --------

Operating income (loss)...        256        (1,024)          661          (28)          (331)      (20,581)         12,247

Interest expense..........         --            --            --           --             --        10,196(t)       33,946

Other (income) expense....         --            --            --           --             --            --         (12,460)

                              -------       -------       -------        -----        -------      --------        --------

Income (loss) before incom

  taxes...................        256        (1,024)          661          (28)          (331)      (30,777)         (9,239)

Income tax expense (benefi         --          (260)           --           --            (98)      (10,224)(u)        (431)

                              -------       -------       -------        -----        -------      --------        --------

Net income (loss).........        256          (764)          661          (28)          (233)      (20,553)         (8,808)

Preferred stock dividends.         --            --            --           --             --         8,287(v)        8,986

                              -------       -------       -------        -----        -------      --------        --------

Income (loss) attributable

  common stockholders.....    $   256       $  (764)      $   661        $ (28)       $  (233)     $(28,840)       $(17,794)

                              =======       =======       =======        =====        =======      ========        ========

Income (loss) per common

  share...................                                                                                         $  (0.42)

                                                                                                                   ========

Weighted average common sh

  outstanding(w)..........                                                                                           42,208

                                                                                                                   ========

Broadcast cash flow.......    $   (33)      $(1,409)      $   447        $ (28)       $  (403)     $     --        $ 95,089

                              =======       =======       =======        =====        =======      ========        ========


(a) On January 17, 1996, Evergreen acquired Pyramid Communications, Inc. ("Pyramid"), a radio broadcasting company with 12 radio stations (9 FM and 3
    AM) in five markets (Chicago, Philadelphia, Boston, Charlotte, and Buffalo) (the "Pyramid Acquisition"). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $316,343 of which $315,500 was financed through additional borrowings under Evergreen's prior senior credit facility. The historical financial data of Pyramid for the period of January 1, 1996 to January 17, 1996 excludes the combined net losses of approximately $60 for WHTT-FM, WHTT-AM and WSJZ-FM in Buffalo (the "Buffalo Transactions") which were sold in 1996 for $32,000 in cash.

(b) On August 14, 1996, Evergreen acquired KYLD-FM in San Francisco for $44,000 in cash. Evergreen had previously been operating KYLD-FM under a time brokerage agreement since May 1, 1996.

(c) On November 26, 1996, Evergreen exchanged WKLB-FM in Boston (which Evergreen acquired on May 3, 1996 for $34,000 in cash) for WGAY-FM in Washington, D.C. On April 3, 1997, the Company exchanged, in the Greater Media Exchange, WQRS-FM in Detroit (which Evergreen acquired on April 3, 1997 for $32,000 in cash) for WWRC-AM in Washington, D.C. and $9,500 in cash. The net purchase price to Evergreen of WWRC-AM was therefore $22,500. Evergreen had previously been operating WGAY-FM and WWRC-AM under time brokerage agreements since June 17, 1996.

(d) On October 18, 1996, Evergreen acquired WEDR-FM in Miami for $65,000 in cash.

(e) On January 31, 1997, Evergreen acquired, in the WWWW/WDFN Acquisition, WWWW-FM and WDFN-AM in Detroit from Chancellor for $30,000 in cash (of which $1,500 was paid as escrow funds in January 1996). Evergreen had previously provided certain sales and promotional functions to WWWW-FM and WDFN-AM under a joint sales agreement since February 14, 1996 and subsequently operated the stations under a time brokerage agreement since April 1, 1996.

(f) On January 31, 1997, Evergreen acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash (of which $10,000 was paid as escrow funds in November 1996). Evergreen had previously been operating the stations under a time brokerage agreement since November 1, 1996.

(g) On April 1, 1997, Evergreen acquired, in the Secret/Detroit Acquisition, WJLB-FM and WMXD-FM in Detroit for $168,000 in cash. Evergreen had previously been operating the stations under a time brokerage agreement since September 1, 1996.

(h) On May 1, 1997, Evergreen acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

(i) On May 15, 1997, Evergreen exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(j) On July 2, 1997, Evergreen acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the EMCLA Senior Credit Facility of $552,559; (ii) $53,750 in escrow funds paid by Evergreen on February 19, 1997 and classified as other assets at June 30, 1997 and (iii) $6,079 financed through working capital. In June 1997, Evergreen issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock for net proceeds of approximately $287,808 which were used to repay borrowings under the EMCLA Senior Credit Facility and subsequently were reborrowed on July 2, 1997 as part of the financing of the Evergreen Viacom Acquisition. The assets of WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition. The Viacom results of operations for the year ended December 31, 1996 reflect the financial performance of WAXQ-FM for six months of the year that the station was operated by Viacom (July 1,

    1996 to December 31, 1996) combined with net income of $851 for the first half of the year when the station was under prior ownership.

(k) On May 15, 1997, Evergreen sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(l) On June 3, 1997, Evergreen sold, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On August 26, 1997, Evergreen sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(m) On July 7, 1997, Evergreen sold, in the ABC/Washington Disposition, WJZW-FM in Washington (acquired as part of the Evergreen Viacom Acquisition) for $68,000 in cash.

(n) On July 7, 1997, Evergreen sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from Chancellor's KSAN-FM in San Francisco for $44,000 in cash.

(o) On January 31, 1997, Evergreen acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. Evergreen had previously been operating KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On July 21, 1997, Evergreen sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $791 for the period February 1, 1997 through June 30, 1997 has been excluded from Evergreen's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes the results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the six months ended June 30, 1997.

(p) On August 13, 1997, Evergreen sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition) and KDFC-AM in San Francisco for $5,500, $7,500 and $5,000, respectively, payable in the form of a promissory note.

(q) On May 30, 1997, Evergreen acquired, in the Century Acquisition, WPNT-FM in Chicago for $75,750 in cash (including $2,000 for the purchase of the station's accounts receivable) of which $5,500 was paid as escrow funds in July 1996. On June 19, 1997, Evergreen sold, in the Bonneville/WPNT Disposition, WPNT-FM in Chicago for $75,000 in cash and recognized a gain of $500.

(r) Reflects incremental amortization related to the Completed Evergreen Transactions and is based on the following allocation to intangible assets:

                                      INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
    COMPLETED EVERGREEN TRANSACTIONS  AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
      YEAR ENDED DECEMBER 31, 1996     PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
    --------------------------------  ------------   ----------   ------------   ------------   ----------
    Pyramid Acquisition (ii)........     1/1-1/17    $  325,871     $ 1,026        $   409       $   617
    KYLD-FM.........................     1/1-8/14        43,659       1,811            640         1,171
    WEDR-FM.........................    1/1-10/18        63,757       3,400             --         3,400
    WGAY-FM.........................    1/1-11/26        32,538       1,964             --         1,964
    WWWW-FM/WDFN-AM.................    1/1-12/31        26,590       1,773              7         1,766
    KKSF-FM (iii)...................    1/1-12/31        58,698       3,913            868         3,045
    WJLB-FM/WMXD-FM.................    1/1-12/31       165,559      11,037          2,145         8,892
    WWRC-AM.........................    1/1-12/31        16,808       1,121             --         1,121
    WDAS-FM/AM......................    1/1-12/31        98,185       6,546          2,470         4,076
    Evergreen Viacom Acquisition....    1/1-12/31       518,093      34,540          5,606        28,934
                                                     ----------     -------        -------       -------
    Total...........................                 $1,349,758     $67,131        $12,145       $54,986
                                                     ==========     =======        =======       =======

                                        INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
     COMPLETED EVERGREEN TRANSACTIONS   AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
      SIX MONTHS ENDED JUNE 30, 1997     PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
     --------------------------------   ------------   ----------   ------------   ------------   ----------
    WWWW-FM/WDFN-AM...................     1/1-1/31     $ 26,590      $   148         $   --       $   148
    KKSF-FM (iii).....................     1/1-1/31       58,698          326             --           326
    WJLB-FM/WMXD-FM...................     1/1-3/31      165,559        2,759             --         2,759
    WWRC-AM...........................      1/1-4/2       16,808          286             --           286
    WDAS-FM/AM........................     1/1-4/30       98,185        2,182            820         1,362
    Evergreen Viacom Acquisition......     1/1-6/30      518,093       17,270            793        16,477
                                                        --------      -------         ------       -------
    Total.............................                  $883,933      $22,971         $1,613       $21,358
                                                        ========      =======         ======       =======

---------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the station was not owned by Evergreen.

     (ii) Intangible assets for the Pyramid Acquisition of $325,871 includes $61,218 resulting from the recognition of deferred tax liabilities and excludes approximately $29,915 of the purchase price allocated to the Buffalo Stations which were sold during the year ended December 31, 1996.

     (iii) Intangible assets for KKSF-FM excludes (1) $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale, (2) $1,500 to be reimbursed by the buyers of KDFC-FM for costs incurred in connection with relocating KKSF and (3) $4,802 of the purchase price allocated to KDFC-AM which was sold, in the Douglas AM Dispositions, on August 13, 1997.

     Historical depreciation expense of the Completed Evergreen Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(s) Reflects the elimination of duplicate corporate expenses of $5,515 for the year ended December 31, 1996 and $777 for the six months ended June 30, 1997 related to the Completed Evergreen Transactions.

(t) Reflects the adjustment to interest expense in connection with the consummation of the Completed Evergreen Transactions, the 1996 Evergreen Offering and the amendment and restatement of Evergreen's senior credit agreement:

                                                                            SIX MONTHS
                                                       YEAR ENDED             ENDED
                                                    DECEMBER 31, 1996     JUNE 30, 1997
                                                    -----------------    ----------------
Additional bank borrowings related to:
  Completed Acquisitions..........................     $1,577,559           $1,103,559
  Completed Dispositions..........................       (301,250)            (269,250)
  New Loan Fees...................................         10,473               10,473
                                                       ----------           ----------
Total additional bank borrowings..................     $1,286,782           $  844,782
                                                       ==========           ==========
Interest expense at 7.0%..........................     $   67,096           $   20,160
Less: historical interest expense.................         (5,596)                (674)
                                                       ----------           ----------
Net increase in interest expense..................         61,500               19,486
Reduction in interest expense on bank debt related
  to the application of net proceeds of the
  following at 7.0%:
  1996 Evergreen Offering of $264,236 for the
     period January 1, 1996 to October 22, 1996...        (15,003)                  --
  Convertible Preferred Stock Offering of $287,808
     for the year ended December 31, 1996 and for
     the period January 1, 1997 to June 16,
     1997.........................................        (20,147)              (9,290)
                                                       ----------           ----------
Total adjustment for net increase in interest
  expense.........................................     $   26,350           $   10,196
                                                       ==========           ==========

(u) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(v) Reflects the (i) elimination of historical preferred stock dividends of $3,820 for the year ended December 31, 1996 assuming the conversion of 1,608,297 shares of Evergreen's formerly outstanding $3.00 convertible preferred stock into 5,025,916 shares of Evergreen's Class A Common Stock (the "1996 Preferred Stock Conversion") and the redemption of the remaining 1,703 shares of formerly outstanding $3.00 convertible preferred stock occurred January 1, 1996 and (ii) incremental dividends on the $3.00 Convertible Preferred Stock (issued on June 16, 1997) of $17,970 for the year ended December 31, 1996 and $8,287 for the six months ended June 30, 1997.

(w) The pro forma combined loss per common share data is computed by dividing pro forma loss attributable to common stockholders by the weighted average common shares assumed to be outstanding. A summary of shares used in the pro forma combined loss per common share calculation follows:

                                                        YEAR ENDED       SIX MONTHS ENDED
                                                     DECEMBER 31, 1996    JUNE 30, 1997
                                                     -----------------   ----------------
Historical weighted average shares outstanding.....       30,207              42,208
Incremental weighted average shares relating to:
  Issuance of 9,000,000 shares of Class A Common
     Stock on October 17, 1996.....................        7,325                  --
  Conversion of 1,608,297 shares of preferred stock
     in 1996.......................................        4,623                  --
                                                         -------             -------
Total incremental weighted average shares..........       11,948                  --
                                                         -------             -------
Shares used in the pro forma combined earnings per
  share calculation................................       42,155              42,208
                                                         =======             =======

ADJUSTMENTS TO CHANCELLOR'S HISTORICAL CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CHANCELLOR TRANSACTIONS

(8) Chancellor's historical condensed combined statement of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 and pro forma adjustments related to the Completed Chancellor Transactions is summarized below:

                                                                          ACQUISITIONS
                                 -----------------------------------------------------------------------------------------------

                                                             KIMN-FM/
                                               SHAMROCK       KALC-FM        COLFAX        KOOL-FM      SUNDANCE        OMNI
                                 CHANCELLOR   HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL
YEAR ENDED DECEMBER 31, 1996(A)  HISTORICAL   1/1-2/14(B)   1/1-3/31(C)   1/1-12/31(D)   1/1-3/31(D)   1/1-9/12(D)   1/1-6/30(E)
-------------------------------  ----------   -----------   -----------   ------------   -----------   -----------   -----------
Gross revenues.................   $203,188      $ 9,698       $2,010        $51,745        $1,665        $13,844       $ 8,710
Less: agency commissions.......    (24,787)      (1,234)        (259)        (6,626)         (234)        (1,740)       (1,211)
                                  --------      -------       ------        -------        ------        -------       -------
Net revenues...................    178,401        8,464        1,751         45,119         1,431         12,104         7,499
Station operating expenses
 excluding depreciation and
 amortization..................    111,210        7,762        1,523         28,584           852          7,678         4,985
Depreciation and
 amortization..................     20,877          595          511          4,494           229          1,242         1,458
Corporate general and
 administrative expenses.......      4,845        2,215           --             --            --             --            --
Stock option compensation......      3,800           --           --             --            --             --            --
                                  --------      -------       ------        -------        ------        -------       -------
Operating income (loss)........     37,669       (2,108)        (283)        12,041           350          3,184         1,056
Interest expense...............     35,704        1,380           --          4,369           299             --            --
Other (income) expense.........         68           49          312           (179)           --             25          (404)
                                  --------      -------       ------        -------        ------        -------       -------
Income (loss) before income
 taxes.........................      1,897       (3,537)        (595)         7,851            51          3,159         1,460
Income tax expense (benefit)...      4,612           --           --             --            --             --            --
Dividends and accretion on
 preferred stock of
 subsidiary....................     11,557           --           --             --            --             --            --
                                  --------      -------       ------        -------        ------        -------       -------
Net income (loss)..............    (14,272)      (3,537)        (595)         7,851            51          3,159         1,460
Preferred stock dividends......         --           --           --             --            --             --            --
                                  --------      -------       ------        -------        ------        -------       -------
Income (loss) attributable to
 common stockholders...........   $(14,272)     $(3,537)      $ (595)       $ 7,851        $   51        $ 3,159       $ 1,460
                                  ========      =======       ======        =======        ======        =======       =======
Broadcast Cash Flow............   $ 67,191      $   702       $  228        $16,535        $  579        $ 4,426       $ 2,514
                                  ========      =======       ======        =======        ======        =======       =======

                                     ACQUISITIONS                                DISPOSITIONS
                              ---------------------------   -------------------------------------------------------    PRO FORMA
                                              CHANCELLOR                                                              ADJUSTMENTS
                                                VIACOM       WWWW-FM/                     WMIL-FM/                      FOR THE
                                KSTE-FM      ACQUISITION      WDFN-AM       KTBZ-FM       WOKY-AM        WDRQ-FM       COMPLETED
                               HISTORICAL     HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL     HISTORICAL     CHANCELLOR
YEAR ENDED DECEMBER 31, 1996  1/1-7/31(F)    1/1-12/31(G)   1/1-2/14(H)   1/1-2/14(C)   1/1-12/31(I)   1/1-12/31(J)   TRANSACTIONS
----------------------------  ------------   ------------   -----------   -----------   ------------   ------------   ------------
Gross revenues..............     $1,411        $58,806          $(839)       $(399)       $(9,552)       $(6,743)       $ (5,022)(k)

Less: agency commissions....       (149)        (9,588)     102......           48          1,070          1,055              --
                                 ------        -------          -----        -----        -------        -------        --------
Net revenues................      1,262         49,218           (737)        (351)        (8,482)        (5,688)         (5,022)
Station operating expenses
 excluding depreciation and
 amortization...............      1,244         25,416           (815)        (521)        (4,896)        (4,530)         (5,763)(k)

Depreciation and
 amortization...............        375          4,640            (45)         (42)          (539)          (354)         15,022(l)
                                                                                                                          (1,554)(m)

Corporate general and
 administrative expenses....         --          1,501             --           --             --           (178)         (2,726)(n)

Stock option compensation...         --             --             --           --             --             --              --
                                 ------        -------          -----        -----        -------        -------        --------
Operating income (loss).....       (357)        17,661            123          212         (3,047)          (626)        (10,001)
Interest expense............         --          6,374             --           --             --             --          34,529(o)
Other (income) expense......         --             --             --           --            (19)            --              --
                                 ------        -------          -----        -----        -------        -------        --------
Income (loss) before income
 taxes......................       (357)        11,287            123          212         (3,028)          (626)        (44,530)
Income tax expense (benefit)         --          4,748             --           --             --           (326)        (15,687)(p)

Dividends and accretion on
 preferred stock of
 subsidiary.................         --             --             --           --             --             --          26,843(q)
                                 ------        -------          -----        -----        -------        -------        --------
Net income (loss)...........       (357)         6,539            123          212         (3,028)          (300)        (55,686)
Preferred stock dividends...         --             --             --           --             --             --           7,700(r)
                                 ------        -------          -----        -----        -------        -------        --------
Income (loss) attributable t
 common stockholders........     $ (357)       $ 6,539          $ 123        $ 212        $(3,028)       $  (300)       $(63,386)
                                 ======        =======          =====        =====        =======        =======        ========
Broadcast Cash Flow.........     $   18        $23,802          $  78        $ 170        $(3,586)       $(1,158)       $    741
                                 ======        =======          =====        =====        =======        =======        ========


                              CHANCELLOR AS
                              ADJUSTED FOR
                                COMPLETED
                               CHANCELLOR
YEAR ENDED DECEMBER 31, 1996  TRANSACTIONS
----------------------------  -------------
Gross revenues..............    $328,522
Less: agency commissions....     (43,553)
                                --------
Net revenues................     284,969
Station operating expenses
 excluding depreciation and
 amortization...............     172,729
Depreciation and
 amortization...............      46,909

Corporate general and
 administrative expenses....       5,657
Stock option compensation...       3,800
                                --------
Operating income (loss).....      55,874
Interest expense............      82,655
Other (income) expense......        (148)
                                --------
Income (loss) before income
 taxes......................     (26,633)
Income tax expense (benefit)      (6,653)
Dividends and accretion on
 preferred stock of
 subsidiary.................      38,400
                                --------
Net income (loss)...........     (58,380)
Preferred stock dividends...       7,700
                                --------
Income (loss) attributable t
 common stockholders........    $(66,080)
                                ========
Broadcast Cash Flow.........    $112,240
                                ========

                                                               ACQUISITIONS          DISPOSITIONS
                                                         -------------------------   ------------    PRO FORMA
                                                                       CHANCELLOR                   ADJUSTMENTS     CHANCELLOR AS
                                                                         VIACOM                       FOR THE       ADJUSTED FOR
                                                           COLFAX      ACQUISITION     WDRQ-FM       COMPLETED        COMPLETED
             SIX MONTHS ENDED               CHANCELLOR   HISTORICAL    HISTORICAL     HISTORICAL     CHANCELLOR      CHANCELLOR
             JUNE 30, 1997(A)               HISTORICAL   1/1-1/23(D)   1/1-6/30(G)   1/1-6/30(J)    TRANSACTIONS    TRANSACTIONS
             ----------------               ----------   -----------   -----------   ------------   ------------    -------------
Gross revenues............................   $147,015      $3,183        $29,214       $(2,395)       $   (828)(k)    $176,189
Less: agency commissions..................    (18,073)       (384)        (4,046)          251              --         (22,252)
                                             --------      ------        -------       -------        --------        --------
Net revenues..............................    128,942       2,799         25,168        (2,144)           (828)        153,937
Station operating expenses excluding
  depreciation and amortization...........     79,852       1,872         13,326        (1,986)         (1,231)(k)      91,833
Depreciation and amortization.............     16,714          --          2,370          (186)          4,421(l)       23,237
                                                                                                           (82)(m)
Corporate general and administrative
  expenses................................      3,934          --            520           (42)           (354)(n)       4,058
Merger expense............................      2,515          --             --            --              --           2,515
Stock option compensation.................      1,900          --             --            --              --           1,900
                                             --------      ------        -------       -------        --------        --------
Operating income (loss)...................     24,027         927          8,952            70          (3,582)         30,394
Interest expense..........................     23,908          --          3,178            --          13,528(o)       40,614
Other (income) expense....................     (1,607)         --             --            --              --          (1,607)
                                             --------      ------        -------       -------        --------        --------
Income (loss) before income taxes.........      1,726         927          5,774            70         (17,110)         (8,613)
Income tax expense (benefit)..............      3,327          --          1,558            18          (6,348)(p)      (1,445)
Dividends and accretion on preferred stock
  of subsidiary...........................     18,122          --             --            --           1,504(q)       19,626
                                             --------      ------        -------       -------        --------        --------
Net income (loss).........................    (19,723)        927          4,216            52         (12,266)        (26,794)
Preferred stock dividends.................      3,379          --             --            --             471(r)        3,850
                                             --------      ------        -------       -------        --------        --------
Income (loss) attributable to common
  stockholders............................   $(23,102)     $  927        $ 4,216       $    52        $(12,737)       $(30,644)
                                             ========      ======        =======       =======        ========        ========
Broadcast Cash Flow.......................   $ 49,090      $  927        $11,842       $  (158)       $    403        $ 62,104
                                             ========      ======        =======       =======        ========        ========

(a) On November 22, 1996, Chancellor acquired WKYN-AM in Cincinnati for $1,400 in cash. Chancellor had been previously operating WKYN-AM under a time brokerage agreement since January 1, 1996. Therefore, Chancellor's historical results of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 include the results of operations of WKYN-AM.

(b) On February 14, 1996, Chancellor acquired Shamrock Broadcasting, Inc., a radio broadcasting company with 19 radio stations (11 FM and 8 AM) located in 10 markets (Los Angeles, New York, San Francisco, Houston, Atlanta, Detroit, Denver, Minneapolis-St. Paul, Phoenix and Pittsburgh). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $408,000.

(c) On July 31, 1996, Chancellor exchanged KTBZ-FM in Houston (which was acquired on February 14, 1996 as part of the Shamrock Acquisition) and $5,600 in cash for KIMN-FM and KALC-FM in Denver. Chancellor had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of KTBZ-FM effective February 14, 1996. In addition, Chancellor had been previously operating KIMN-FM and KALC-FM under a time brokerage agreement since April 1, 1996.

(d) On January 23, 1997, Chancellor acquired Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by CRBC of the CRBC 12% Junior Exchangeable Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under CRBC's previous senior credit agreement of $65,937 and (iv) $20,400 in escrow funds. The historical financial data of Colfax for the year ended December 31, 1996 excludes the combined net income of approximately $224 for KLTB-FM, KARO-FM and KIDO-AM in Boise, Idaho which Chancellor did not acquire as part of the Colfax Acquisition. The Colfax historical condensed statement of operations for the year ended December 31, 1996, does not include the results of operations of the following: (i) KOOL-FM for the period January 1, 1996 to March 31, 1996 and (ii) WMIL-FM and WOKY-AM in Milwaukee and KZON-FM, KISO-AM, KYOT-FM and KOY-AM in Phoenix which were owned and operated by Sundance Broadcasting, Inc. ("Sundance") for the period January 1, 1996 to September 12, 1996. On March 31, 1997, Chancellor sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the six months ended June 30, 1997.

(e) On February 13, 1997, Chancellor acquired substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including 8 radio stations (7 FM and 1 AM) located in 3 markets (Orlando, West Palm Beach and Jacksonville). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. The Omni Acquisition was financed through (i) additional bank borrowings under CRBC's previous senior credit agreement of $166,046 and (ii) the issuance of 555,556 shares of the Chancellor Class A Common Stock valued at $15,000 or $27.00 per share. Prior to the consummation of the Omni Acquisition, Chancellor had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to consummation of the West Palm Beach Exchange (see (f) below) on March 28, 1997 and the SFX Exchange (see note 14(a)), Chancellor entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996. The historical financial data of Omni for the period January 1, 1996 to June 30, 1996 represents the results of operations for the Orlando stations (WOMX-FM, WXXL-FM and WJHM-FM). The results of operations for WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville are not included as the acquisition and disposition of these stations is deemed to have occurred on January 1, 1996.

(f) On March 28, 1997, Chancellor exchanged, in the West Palm Beach Exchange, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida, which were acquired as part of the Omni Acquisition, for KSTE-FM in Sacramento and $33,000 in cash. Chancellor had previously been operating KSTE-FM under a time brokerage agreement since August 1, 1996.

(g) On July 2, 1997, Chancellor acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under the CRBC Restated Credit Agreement; (ii) borrowings under the Chancellor Interim Financing of $168,300; (iii) escrow funds of $53,750 paid by Chancellor on February 19, 1997 and classified as other assets at June 30, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition.

(h) On January 31, 1997, Chancellor sold, in the WWWW/WDFN Disposition, WWWW-FM and WDFN-AM in Detroit, which were acquired on February 14, 1996 as part of the Shamrock Acquisition, to Evergreen for $30,000 in cash. Prior to the completion of the sale, Chancellor had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to Evergreen pending the completion of the sale.

(i) On March 31, 1997, Chancellor sold, in the Milwaukee Disposition, WMIL-FM and WOKY-AM in Milwaukee, which were acquired as part of the Colfax Acquisition on January 23, 1997, for $41,253 in cash.

(j) On August 11, 1997, Chancellor sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit (acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash.

(k) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

           YEAR ENDED DECEMBER 31, 1996                  MARKET            PERIOD       REVENUE    EXPENSE
---------------------------------------------------  ---------------    ------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit            2/14 -- 12/31   $(2,937)   $  (598)
KTBZ-FM............................................  Houston            2/14 --  7/31   (1,113)       (265)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando            7/1 -- 12/31        --      (3,900)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach    7/1 -- 12/31      (972)     (1,000)
                                                                                        -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                         $(5,022)   $(5,763)
                                                                                        =======    =======

          SIX MONTHS ENDED JUNE 30, 1997                 MARKET            PERIOD       REVENUE    EXPENSE
---------------------------------------------------  ---------------    ------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit             1/1 -- 1/31    $ (235)    $   (16)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando             1/1 -- 2/13        --        (911)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach     1/1 -- 3/28      (593)       (304)
                                                                                        -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                         $ (828)    $(1,231)
                                                                                        =======    =======

     Gross revenues of the Completed Chancellor Transactions exclude any time brokerage agreement payments received from Chancellor.

(l) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
    COMPLETED CHANCELLOR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
      YEAR ENDED DECEMBER 31, 1996        PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ---------------------------------  ------------   -----------   ------------   ------------   ----------
    Shamrock.........................    1/1 - 2/14    $  361,425     $ 1,104         $  393       $   711
    KIMN-FM/KALC-FM..................    1/1 - 3/31         8,285          52            341          (289)
    Omni.............................   1/1 - 12/31       171,837       4,296            161         4,135
    Colfax...........................   1/1 - 12/31       317,894       7,947          3,861         4,086
    KSTE-FM..........................   1/1 - 12/31       (32,475)       (812)            --          (812)
    Chancellor Viacom Acquisition....   1/1 - 12/31       451,690      11,292          4,101         7,191
                                                       ----------     -------         ------       -------
              Total..................                  $1,278,656     $23,879         $8,857       $15,022
                                                       ----------     -------         ------       -------

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
    COMPLETED CHANCELLOR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
     SIX MONTHS ENDED JUNE 30, 1997       PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ---------------------------------  ------------   -----------   ------------   ------------   ----------
    Omni.............................    1/1 - 2/13    $  171,837     $   525         $   --       $   525
    Colfax...........................    1/1 - 1/23       317,894         508             --           508
    KSTE-FM..........................    1/1 - 3/28       (32,475)       (198)            --          (198)
    Chancellor Viacom Acquisition....    1/1 - 6/30       451,690       5,646          2,060         3,586
                                                       ----------     -------         ------       -------
              Total..................                  $  908,946     $ 6,481         $2,060       $ 4,421
                                                       ----------     -------         ------       -------

---------------

     (1) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life by Chancellor. In connection with purchase accounting for the Chancellor Merger, intangible assets will be amortized over an estimated average life of 15 years in accordance with Evergreen's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(m) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $1,554 for the year ended December 31, 1996 (KTBZ-FM of $642 and WWWW-FM/WDFN-AM of $912 for the period of February 14, 1996 to December 31, 1996) and $82 for the six months ended June 30, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by Chancellor during the time brokerage agreement holding period.

(n) Reflects the elimination of duplicate corporate expenses of $2,726 for the year ended December 31, 1996 and $354 for the six months ended June 30, 1997 related to the Completed Chancellor Transactions.

(o) Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the February 1996 and August 1996 equity offerings of Chancellor (the "Chancellor Offerings"), the issuance of the CRBC 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock, the refinancing of CRBC's previous senior credit agreement on January 23, 1997 and the offering by CRBC of the 8 3/4% Senior Subordinated Notes due 2007:

                                                                                       SIX MONTHS
                                                                     YEAR ENDED           ENDED
                                                                  DECEMBER 31, 1996   JUNE 30, 1997
                                                                  -----------------   -------------
    Additional bank borrowings related to:
      Completed Acquisitions....................................     $1,162,592         $ 727,192
      Completed Dispositions....................................       (141,253)         (141,253)
      New Loan Fees.............................................          8,573             8,573
                                                                     ----------         ---------
    Total additional bank borrowings............................     $1,029,912         $ 594,512
                                                                     ==========         =========
    Interest expense on additional bank borrowings at 7.5%......     $   49,626         $  16,248
    Less: historical interest expense of the stations acquired
      in the Completed Chancellor Transactions..................        (12,422)           (3,178)
                                                                     ----------         ---------
    Net increase in interest expense............................         37,204            13,070
    Reduction in interest expense on bank debt related to the
      application of net proceeds of the following at 7.5%:
      February 1996 Offering proceeds of $155,475 for the period
         January 1, 1996 to February 14, 1996...................         (1,425)               --
    August 1996 Offering proceeds of $23,050 for the period
      January 1, 1996 to August 9, 1996.........................         (1,052)               --
      CRBC 12 1/4% Series A Senior Cumulative Exchangeable
         Preferred Stock proceeds of $96,171 for the period
         January 1, 1996 to February 14, 1996...................           (902)               --
      CRBC 8 3/4% Senior Subordinated Notes Offering proceeds of
         $194,083 for the year ended December 31, 1996 and for
         the period January 1, 1997 to June 24, 1997............        (14,556)           (7,036)
    Reduction in interest expense resulting from the redemption
      of CRBC's 12.5% Senior Subordinated Notes of $60,000......         (7,500)           (3,229)
    Interest expense on $70,133 additional bank borrowings at
      7.5% related to the redemption of CRBC's 12.5% Senior
      Subordinated Notes on June 5, 1997........................          5,260             2,265
    Interest expense on $200,000 8 3/4% Senior Subordinated
      Notes issued June 24, 1997................................         17,500             8,458
                                                                     ----------         ---------
    Total adjustment for net increase in interest expense.......     $   34,529         $  13,528
                                                                     ==========         =========

(p) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(q) Reflects incremental dividends and accretion on preferred stock of subsidiaries as follows:

                                                                                           SIX MONTHS
                                                       DATE OF           YEAR ENDED           ENDED
                                                      ISSUANCE        DECEMBER 31, 1996   JUNE 30, 1997
                                                  -----------------   -----------------   -------------
    12 1/4% Series A Senior Cumulative
      Exchangeable Preferred Stock..............  February 26, 1996        $ 1,441           $   --
    12% Junior Exchangeable Preferred Stock.....   January 23, 1997         25,402            1,504
                                                                           -------           ------
    Total dividends and accretion...............                           $26,843           $1,504
                                                                           =======           ======

(r) Reflects incremental dividends on Chancellor's 7% Convertible Preferred Stock (issued on January 23, 1997) of $7,700 for the year ended December 31, 1996 and $471 for the six months ended June 30, 1997.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED
TO THE CHANCELLOR MERGER

 (9) Reflects incremental amortization related to the Chancellor Merger and is based on the allocation of the total consideration as follows:

                                                                                   SIX MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 1996   JUNE 30, 1997
                                                              -----------------   -------------
     Amortization expense on $2,137,583 additional
       intangible assets, which includes $1,854,138 of
       intangible assets and $283,445 resulting from the
       recognition of deferred tax liabilities, amortized on
       a straight-line basis over a period of 15 years......      $142,505          $ 71,253
     Less: Historical amortization expense..................       (37,816)          (18,340)
                                                                  --------          --------
     Adjustment for net increase in amortization expense....      $104,689          $ 52,913
                                                                  ========          ========

      Historical depreciation expense, of Chancellor, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(10) Reflects the elimination of duplicate corporate expenses of $832 for the year ended December 31, 1996 and $675 for the six months ended June 30, 1997 related to the Chancellor Merger.

(11) Reflects the elimination of merger expenses of $2,515 for the six months ended June 30, 1997 incurred by Chancellor in connection with the Chancellor Merger.

(12) Reflects the adjustment to interest expense in connection with the consummation of the Merger:

                                                                                   SIX MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 1996   JUNE 30, 1997
                                                              -----------------   -------------
     Interest expense on additional bank borrowings related
       to estimated financial advisors, legal, accounting
       and
       other professional fees of $29,000 at 7.0%...........      $  2,030          $  1,015
     Reduction in interest expense related to the
       application of the
       7.0% interest rate to EMCLA's bank debt prior to the
       refinancing of the Senior Credit Facility and to
       CRBC's bank
       debt prior to consummation of the Chancellor
       Merger...............................................       (14,056)           (5,146)
                                                                  --------          --------
     Net increase in interest expense.......................      $(12,026)         $ (4,131)
                                                                  ========          ========

(13) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING
CHANCELLOR MEDIA TRANSACTIONS

(14) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Chancellor Media Transactions for the year ended December 31, 1996 and the six months ended June 30, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                 ACQUISITIONS                                    DISPOSITIONS
                                  ---------------------------------------------------------------------------    ------------
                                     WBAB-FM
                                     WBLI-FM
                                     WBGG-AM                        KZPS-FM                       BONNEVILLE
                                     WHFM-FM         GANNETT        KDGE-FM         KXPK-FM         OPTION         WFLN-FM
                                   HISTORICAL      HISTORICAL      HISTORICAL     HISTORICAL      HISTORICAL      HISTORICAL
 YEAR ENDED DECEMBER 31, 1996      1/1-6/30(A)    1/1-12/31(B)    1/1-12/31(C)   1/1-12/31(D)    1/1-12/31(E)    9/1-12/31(F)
-------------------------------   -------------   -------------   ------------   -------------   ------------    ------------
Gross revenues.................      $ 5,726        $ 52,028        $12,174         $5,624         $55,482         $(1,455)
Less: agency commissions.......         (619)         (6,819)        (1,758)          (780)         (8,683)            159
                                     -------        --------        -------         ------         -------         -------
Net revenues...................        5,107          45,209         10,416          4,844          46,799          (1,296)
Station operating expenses
 excluding depreciation and
 amortization..................        3,676          25,031          8,585          3,947          25,678            (725)
Depreciation and
 amortization..................        2,141           1,760            475            477              --            (800)
Corporate general and
 administrative................        1,024              --             --             --              --              --
                                     -------        --------        -------         ------         -------         -------
Operating income (loss)........       (1,734)         18,418          1,356            420          21,121             229
Interest expense...............           --              --             --            195              --              --
Other (income) expense.........           --              --            408            (49)             (8)             --
                                     -------        --------        -------         ------         -------         -------
Income (loss) before income
 taxes.........................       (1,734)         18,418            948            274          21,129             229
Income tax expense (benefit)...           --              --             --             --              --              --
                                     -------        --------        -------         ------         -------         -------
Net income (loss)..............      $(1,734)       $ 18,418        $   948         $  274         $21,129         $   229
                                     =======        ========        =======         ======         =======         =======
Broadcast Cash Flow............      $ 1,431        $ 20,178        $ 1,831         $  897         $21,121         $  (571)
                                     =======        ========        =======         ======         =======         =======

                                        DISPOSITIONS
                                 ---------------------------

                                                 BONNEVILLE
                                   WLUP-FM         OPTION         PENDING
                                  HISTORICAL     HISTORICAL     TRANSACTIONS
 YEAR ENDED DECEMBER 31, 1996    1/1-12/31(C)   1/1-12/31(E)     HISTORICAL
-------------------------------  ------------   ------------    ------------
Gross revenues.................    $(17,024)      $(35,355)       $ 77,200
Less: agency commissions.......       2,332          4,528         (11,640)
                                   --------       --------        --------
Net revenues...................     (14,692)       (30,827)         65,560
Station operating expenses
 excluding depreciation and
 amortization..................     (11,697)       (18,858)         35,637
Depreciation and
 amortization..................      (1,585)            --           2,468
Corporate general and
 administrative................          --             --           1,024
                                   --------       --------        --------
Operating income (loss)........      (1,410)       (11,969)         26,431
Interest expense...............          --           (562)           (367)
Other (income) expense.........          --              9             360
                                   --------       --------        --------
Income (loss) before income
 taxes.........................      (1,410)       (11,416)         26,438
Income tax expense (benefit)...          --             --              --
                                   --------       --------        --------
Net income (loss)..............    $ (1,410)      $(11,416)       $ 26,438
                                   ========       ========        ========
Broadcast Cash Flow............    $ (2,995)      $(11,969)       $ 29,923
                                   ========       ========        ========

                                                                      ACQUISITIONS                            DISPOSITIONS
                                                ---------------------------------------------------------     ------------
                                                                 KZPS-FM                      BONNEVILLE
                                                  GANNETT        KDGE-FM        KXPK-FM         OPTION          WFLN-FM
                                                 HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL       HISTORICAL
       SIX MONTHS ENDED JUNE 30, 1997           1/1-3/30(B)    1/1-6/30(C)    1/1-6/30(D)    1/1-6/30(E)      1/1-4/30(F)
---------------------------------------------   ------------   ------------   ------------   ------------     ------------
Gross revenues...............................     $28,594         $6,613         $2,454        $22,226          $(1,298)
Less: agency commissions.....................      (3,683)          (952)          (336)        (3,377)             134
                                                  -------         ------         ------        -------          -------
Net revenues.................................      24,911          5,661          2,118         18,849           (1,164)
Station operating expenses excluding
 depreciation and amortization...............      13,904          4,474          2,041         13,570             (728)
Depreciation and amortization................         254            236            198             --             (800)
Corporate general and administrative.........          --             --             --             --               --
                                                  -------         ------         ------        -------          -------
Operating income (loss)......................      10,753            951           (121)         5,279              364
Interest expense.............................          --             --             --             --               --
Other (income) expense.......................          --              4            (81)             4               --
                                                  -------         ------         ------        -------          -------
Income (loss) before income taxes............      10,753            947            (40)         5,275              364
Income tax expense (benefit).................          --             --             --             --               --
                                                  -------         ------         ------        -------          -------
Net income (loss)............................     $10,753         $  947         $  (40)       $ 5,275          $   364
                                                  =======         ======         ======        =======          =======
Broadcast Cash Flow..........................     $11,007         $1,187         $   77        $ 5,279          $  (436)
                                                  =======         ======         ======        =======          =======

                                                      DISPOSITIONS
                                               ---------------------------
                                                               BONNEVILLE
                                                 WLUP-FM         OPTION        PENDING
                                                HISTORICAL     HISTORICAL    TRANSACTIONS
       SIX MONTHS ENDED JUNE 30, 1997          1/1-6/30(C)    1/1-6/30(E)     HISTORICAL
---------------------------------------------  ------------   ------------   ------------
Gross revenues...............................    $(6,613)       $(20,095)      $31,881
Less: agency commissions.....................        890           2,619        (4,705)
                                                 -------        --------       -------
Net revenues.................................     (5,723)        (17,476)       27,176
Station operating expenses excluding
 depreciation and amortization...............     (5,249)         (9,740)       18,272
Depreciation and amortization................       (258)             --          (370)
Corporate general and administrative.........         --              --            --
                                                 -------        --------       -------
Operating income (loss)......................       (216)         (7,736)        9,274
Interest expense.............................         --              --            --
Other (income) expense.......................         --               8           (65)
                                                 -------        --------       -------
Income (loss) before income taxes............       (216)         (7,744)        9,339
Income tax expense (benefit).................         --              --            --
                                                 -------        --------       -------
Net income (loss)............................    $  (216)       $ (7,744)      $ 9,339
                                                 =======        ========       =======
Broadcast Cash Flow..........................    $  (474)       $ (7,736)      $ 8,904
                                                 =======        ========       =======

(a) On July 1, 1996, Chancellor entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition) (see 8(e)), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island.

(b) On April 4, 1997, Evergreen entered into an agreement to acquire, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston ("Gannett") for $340,000 in cash.

(c) On June 24, 1997, Evergreen entered into an agreement to acquire, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On June 29, 1997, Evergreen paid $8,350 in escrow funds which are classified as other assets at June 30, 1997. It is expected that this transaction will result in an exchange for WLUP-FM in Chicago. On July 14, 1997, Evergreen completed the disposition of WLUP-FM in Chicago to Bonneville and placed $80,000 in a trust pending the completion of the deferred exchange of the WLUP-FM in Chicago and $3,500 in cash for KZPS-FM and KDGE-FM in Dallas (the "Chicago/Dallas Exchange"). The Chicago/Dallas Exchange will be accounted for as a like-kind exchange and no gain or loss will be recognized upon the consummation of the exchange. Evergreen began operating KZPS-FM and KDGE-FM under a time brokerage agreement on August 1, 1997.

(d) On July 30, 1997, Chancellor entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to Evergreen) for $26,000 in cash (including $1,650 paid by Chancellor in escrow). Chancellor began operating KXPK-FM under a time brokerage agreement on September 1, 1997.

(e) On August 6, 1997, Evergreen and Chancellor announced that they had paid $3,000 to Bonneville for an option to exchange Evergreen's station WTOP-AM in Washington and Chancellor's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WDBZ-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). As of September 10, 1997, the Bonneville Option had not been exercised. The Bonneville Option expires on December 31, 1997.

(f) On August 12, 1996, Evergreen entered into an agreement to acquire WFLN-FM in Philadelphia from Secret for $37,750 in cash. Evergreen also entered into an agreement to operate WFLN-FM under a time brokerage agreement effective September 1, 1996. Evergreen subsequently entered into an agreement to sell WFLN-FM to Greater Media for $41,800 in cash. On May 1, 1997, Evergreen assigned its time brokerage agreement to operate WFLN-FM to Greater Media. On July 16, 1997, Secret purported to terminate the sale of WFLN-FM to Evergreen. Evergreen subsequently brought suit against Secret to enforce its right to acquire WFLN-FM. In August 1997, pursuant to a court settlement, Evergreen, Secret and Greater Media agreed that (i) Secret would sell WFLN-FM directly to Greater Media for $37,750, (ii) Greater Media would deposit $4,050 (the difference between Evergreen's proposed acquisition price for WFLN-FM from Secret and Evergreen's proposed sale price for WFLN-FM to Greater Media) with the court and (iii) Evergreen and Secret would litigate each party's entitlement to the amount deposited with the court. As of the date hereof, no further resolution to this dispute has occurred.

(15) Reflects the elimination of time brokerage agreement fees received and paid by Chancellor as follows:

               YEAR ENDED DECEMBER 31, 1996              MARKET      PERIOD     REVENUE   EXPENSE
               ----------------------------            -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville 7/1-12/31   $(1,963)  $(2,000)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island  7/1-12/31        --    (2,000)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(1,963)  $(4,000)
                                                                                =======   =======

              SIX MONTHS ENDED JUNE 30, 1997             MARKET      PERIOD     REVENUE   EXPENSE
              ------------------------------           -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville  1/1-3/31   $(2,000)  $  (476)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island   1/1-3/31        --    (2,000)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(2,000)  $(2,476)
                                                                                =======   =======

(16) Reflects incremental amortization related to the Pending Chancellor Media Transactions and is based on the allocation of the total consideration as follows:

                                                                 YEAR ENDED        SIX MONTHS ENDED
                                                              DECEMBER 31, 1996     JUNE 30, 1997
                                                              -----------------    ----------------
     Amortization expense on $429,043 additional intangible
       assets amortized on a straight-line basis over a 15
       year period..........................................       $28,603             $14,301
     Less: historical amortization expense..................        (3,186)             (1,414)
                                                                   -------             -------
     Adjustment for net increase in amortization expense....       $25,417             $12,887
                                                                   =======             =======

     Historical depreciation expense, of the Pending Chancellor Media Transactions, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(17) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transactions:

                                                                 YEAR ENDED        SIX MONTHS ENDED
                                                              DECEMBER 31, 1996     JUNE 30, 1997
                                                              -----------------    ----------------
     Additional bank borrowings related to:
       Pending Acquisitions.................................      $440,500             $440,500
                                                                  ========             ========
     Interest expense on additional bank borrowings at
       7.0%.................................................      $ 30,835             $ 15,418
                                                                  ========             ========

(18) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

                        PRO FORMA FINANCIAL INFORMATION

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

     The unaudited pro forma condensed combined financial statements of Chancellor Media Corporation of Los Angeles presented herein are presented using the purchase method of accounting for all acquisitions and reflect (i) the combination of consolidated historical financial data of Evergreen, Chancellor, each of the stations acquired in the completed transactions of each of EMCLA and CRBC and each of the stations to be acquired by Chancellor Media in the pending transactions of Chancellor Media and (ii) the elimination of the consolidated historical data of the stations sold in the completed transactions of each of EMCLA and CRBC and stations to be sold or swapped by Chancellor Media in its pending transactions. The unaudited pro forma condensed combined balance sheet data at June 30, 1997 presents adjustments for those completed transactions of each of EMCLA and CRBC consummated since such date, the pending transactions of Chancellor Media and the financing transactions of Chancellor and Evergreen and their subsidiaries as if each such transaction had occurred at June 30, 1997. The unaudited pro forma condensed combined statement of operations data for the twelve months ended December 31, 1996 and the six months ended June 30, 1997 present adjustments for the following transactions as if each had occurred on January 1, 1996: (i) the completed transactions of each of EMCLA and CRBC, (ii) the 1996 Evergreen Offering (as defined), (iii) the 1996 Preferred Stock Conversion (as defined), (iv) the Chancellor Offerings (as defined), (v) the pending transactions of Chancellor Media and (vi) the financing transactions of Chancellor and Evergreen and their subsidiaries. No adjustments are presented to the unaudited pro forma condensed combined balance sheet data or the unaudited pro forma condensed combined statement of operations data in respect of the proposed acquisition by Chancellor Media of Katz Media Group, Inc. ("Katz") because it is presently contemplated that the operations of Katz will not be combined with CMCLA upon consummation, and that Chancellor Media will operate Katz as a separate, stand-alone subsidiary. Certain capitalized terms used herein without definition shall have the meanings given to such terms in the Prospectus contained in EMCLA's Registration Statement on Form S-4 (Reg. No. 333-32259), filed July 29, 1997, as amended.

     The purchase method of accounting has been used in the preparation of the unaudited pro forma condensed combined financial statements. Under this method of accounting, the aggregate purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values. For purposes of the unaudited pro forma condensed combined financial statements, the purchase prices of the stations acquired and to be acquired in the completed transactions and the pending transactions have been allocated based primarily on information furnished by management of the acquired stations. The final allocation of the respective purchase prices of the stations acquired and to be acquired in the completed transactions and the Chancellor Merger are determined a reasonable time after consummation of such transactions and are based on a complete evaluation of the assets acquired and liabilities assumed. Accordingly, the information presented herein may differ from the final purchase price allocation.

     In the opinion of CMCLA's management, all adjustments have been made that are necessary to present fairly the pro forma data.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the respective financial statements and related notes thereto of CRBC and EMCLA which have been previously reported. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transactions reflected therein been consummated as of the dates indicated, or of the results of operations or financial positions for any future periods or dates.

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AT JUNE 30, 1997
                                 (IN THOUSANDS)

                                         EMCLA AS            CRBC AS            PRO FORMA          COMPANY AS      PRO FORMA
                                       ADJUSTED FOR       ADJUSTED FOR         ADJUSTMENTS        ADJUSTED FOR    ADJUSTMENTS
                                      1997 COMPLETED     1997 COMPLETED          FOR THE              THE           FOR THE
                                         EVERGREEN         CHANCELLOR           CHANCELLOR         COMPLETED        PENDING
                                      TRANSACTIONS(1)    TRANSACTIONS(2)          MERGER          TRANSACTIONS    TRANSACTIONS
                                      ---------------    ---------------      --------------      ------------    ------------
  ASSETS:
Current assets......................    $  125,837         $   83,334            $     --          $  209,171       $     --
Property and equipment, net.........        67,239             74,321                  --             141,560         11,457(5)
Intangible assets, net..............     1,652,404          1,421,770             434,068(3)        3,791,687        429,043(5)
                                                                                  283,445(4)
Other assets........................        37,038             20,824              (1,183)(3)          56,679         (8,350)(5)
                                        ----------         ----------            --------          ----------       --------
  Total assets......................    $1,882,518         $1,600,249            $716,330          $4,199,097       $432,150
                                        ==========         ==========            ========          ==========       ========
LIABILITIES AND STOCKHOLDER'S
  EQUITY:
Liabilities
Other current liabilities...........    $   42,883         $   36,142            $     --          $   79,025       $     --
Long-term debt, excluding current
  portion...........................       908,059            824,344             162,000(3)        1,894,403        432,150(5)
Deferred tax liabilities (assets)...        90,134               (443)            283,445(4)          373,136             --
Other liabilities...................           902                997                  --               1,899             --
                                        ----------         ----------            --------          ----------       --------
  Total liabilities.................     1,041,978            861,040             445,445           2,348,463        432,150
Redeemable preferred stock..........            --            317,162              11,282(3)          328,444             --

STOCKHOLDER'S EQUITY:
Common stock........................             1                  1                  (1)(3)               1             --
Additional paid in capital..........       951,304            453,516             228,134(3)        1,632,954             --
Accumulated deficit.................      (110,765)           (31,470)             31,470(3)         (110,765)            --
                                        ----------         ----------            --------          ----------       --------
  Total stockholder's equity........       840,540            422,047             259,603           1,522,190             --
                                        ----------         ----------            --------          ----------       --------
  Total liabilities and
     stockholder's equity...........    $1,882,518         $1,600,249            $716,330          $4,199,097       $432,150
                                        ==========         ==========            ========          ==========       ========


                                       COMPANY
                                      PRO FORMA
                                       COMBINED
                                      ----------
  ASSETS:
Current assets......................  $  209,171
Property and equipment, net.........     153,017
Intangible assets, net..............   4,220,730(6)

Other assets........................      48,329
                                      ----------
  Total assets......................  $4,631,247
                                      ==========
LIABILITIES AND STOCKHOLDER'S
  EQUITY:
Liabilities
Other current liabilities...........  $   79,025
Long-term debt, excluding current
  portion...........................   2,326,553
Deferred tax liabilities (assets)...     373,136
Other liabilities...................       1,899
                                      ----------
  Total liabilities.................   2,780,613
Redeemable preferred stock..........     328,444

STOCKHOLDER'S EQUITY:
Common stock........................           1
Additional paid in capital..........   1,632,954
Accumulated deficit.................    (110,765)
                                      ----------
  Total stockholder's equity........   1,522,190
                                      ----------
  Total liabilities and
     stockholder's equity...........  $4,631,247
                                      ==========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                       EMCLA AS           CRBC AS        PRO FORMA          COMPANY
                                                     ADJUSTED FOR      ADJUSTED FOR     ADJUSTMENTS       AS ADJUSTED
                                                       COMPLETED         COMPLETED        FOR THE           FOR THE
                                                       EVERGREEN        CHANCELLOR      CHANCELLOR         COMPLETED
           YEAR ENDED DECEMBER 31, 1996             TRANSACTIONS(7)   TRANSACTIONS(8)     MERGER         TRANSACTIONS
           ----------------------------             ---------------   ---------------   -----------     ---------------
Gross revenues....................................     $441,266          $328,522        $      --         $ 769,788
Less: agency commissions..........................      (58,631)          (43,553)              --          (102,184)
                                                       --------          --------        ---------         ---------
Net revenues......................................      382,635           284,969               --           667,604
Station operating expenses excluding depreciation
  and amortization................................      216,340           172,729               --           389,069
Depreciation and amortization.....................      156,605            46,909          104,803(9)        308,317
Corporate general and administrative expenses.....        8,065             5,657             (832)(10)       12,890
Stock option compensation.........................           --             3,800               --             3,800
                                                       --------          --------        ---------         ---------
Operating income (loss)...........................        1,625            55,874         (103,971)          (46,472)
Interest expense..................................       70,229            72,680           (2,051)(12)      140,858
Other (income) expense............................       (1,359)             (148)              --            (1,507)
                                                       --------          --------        ---------         ---------
Income (loss) before income taxes.................      (67,245)          (16,658)        (101,920)         (185,823)
Income tax expense (benefit)......................      (17,930)           (2,663)         (30,738)(13)      (51,331)
                                                       --------          --------        ---------         ---------
Net income (loss).................................      (49,315)          (13,995)         (71,182)         (134,492)
Preferred stock dividends.........................           --            38,400               --            38,400
                                                       --------          --------        ---------         ---------
Income (loss) attributable to common stock........     $(49,315)         $(52,395)       $ (71,182)        $(172,892)
                                                       ========          ========        =========         =========
Broadcast cash flow...............................     $166,295          $112,240        $      --         $ 278,535
                                                       ========          ========        =========         =========

                                                                      PRO FORMA
                                                                     ADJUSTMENTS
                                                       PENDING         FOR THE         COMPANY
                                                     TRANSACTIONS      PENDING        PRO FORMA
           YEAR ENDED DECEMBER 31, 1996             HISTORICAL(14)   TRANSACTIONS     COMBINED
           ----------------------------             --------------   ------------     ---------
Gross revenues....................................     $ 77,200        $ (1,963)(15)  $ 845,025
Less: agency commissions..........................      (11,640)             --        (113,824)
                                                       --------        --------       ---------
Net revenues......................................       65,560          (1,963)        731,201
Station operating expenses excluding depreciation
  and amortization................................       35,637          (4,000)(15)    420,706
Depreciation and amortization.....................        2,468          25,417(16)     336,202
Corporate general and administrative expenses.....        1,024              --          13,914
Stock option compensation.........................           --              --           3,800
                                                       --------        --------       ---------
Operating income (loss)...........................       26,431         (23,380)        (43,421)
Interest expense..................................         (367)         30,835(17)     171,326
Other (income) expense............................          360              --          (1,147)
                                                       --------        --------       ---------
Income (loss) before income taxes.................       26,438         (54,215)       (213,600)
Income tax expense (benefit)......................           --          (9,722)(18)    (61,053)
                                                       --------        --------       ---------
Net income (loss).................................       26,438         (44,493)       (152,547)
Preferred stock dividends.........................           --              --          38,400
                                                       --------        --------       ---------
Income (loss) attributable to common stock........     $ 26,438        $(44,493)      $(190,947)
                                                       ========        ========       =========
Broadcast cash flow...............................     $ 29,923        $  2,037       $ 310,495
                                                       ========        ========       =========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                 (IN THOUSANDS)

                                                       EMCLA AS           CRBC AS        PRO FORMA        COMPANY
                                                     ADJUSTED FOR      ADJUSTED FOR     ADJUSTMENTS     AS ADJUSTED
                                                       COMPLETED         COMPLETED        FOR THE         FOR THE
                                                       EVERGREEN        CHANCELLOR      CHANCELLOR       COMPLETED
SIX MONTHS ENDED JUNE 30, 1997                      TRANSACTIONS(7)   TRANSACTIONS(8)     MERGER        TRANSACTIONS
------------------------------                      ---------------   ---------------   -----------     ------------
Gross revenues....................................     $249,578          $176,189        $     --         $425,767
Less: agency commissions..........................      (32,722)          (22,252)             --          (54,974)
                                                       --------          --------        --------         --------
Net revenues......................................      216,856           153,937              --          370,793
Station operating expenses excluding depreciation
  and amortization................................      121,767            91,833              --          213,600
Depreciation and amortization.....................       77,061            23,237          52,969(9)       153,267
Corporate general and administrative expenses.....        5,781             4,058            (675)(10)       9,164
Merger expense....................................           --             2,515          (2,515)(11)          --
Stock option compensation.........................           --             1,900              --            1,900
                                                       --------          --------        --------         --------
Operating income (loss)...........................       12,247            30,394         (49,779)          (7,138)
Interest expense..................................       33,946            35,626             857(12)       70,429
Other (income) expense............................      (12,460)           (1,607)             --          (14,067)
                                                       --------          --------        --------         --------
Income (loss) before income taxes.................       (9,239)           (3,625)        (50,636)         (63,500)
Income tax expense (benefit)......................         (431)              550         (15,490)(13)     (15,371)
                                                       --------          --------        --------         --------
Net income (loss).................................       (8,808)           (4,175)        (35,146)         (48,129)
Preferred stock dividends.........................           --            19,626              --           19,626
                                                       --------          --------        --------         --------
Income (loss) attributable to common stock........     $ (8,808)         $(23,801)       $(35,146)        $(67,755)
                                                       ========          ========        ========         ========
Broadcast cash flow...............................     $ 95,089          $ 62,104        $     --         $157,193
                                                       ========          ========        ========         ========

                                                         PRO FORMA
                                                        ADJUSTMENTS
                                        PENDING           FOR THE         COMPANY
                                      TRANSACTIONS        PENDING        PRO FORMA
SIX MONTHS ENDED JUNE 30, 1997       HISTORICAL(14)     TRANSACTIONS     COMBINED
------------------------------       --------------     ------------     ---------
Gross revenues.....................       $31,881         $ (2,000)(15)  $455,648
Less: agency commissions...........        (4,705)              --        (59,679)
                                          -------         --------       --------
Net revenues.......................        27,176           (2,000)       395,969
Station operating expenses excludin
  and amortization.................        18,272           (2,476)(15)   229,396
Depreciation and amortization......          (370)          12,887(16)    165,784
Corporate general and administrativ            --               --          9,164
Merger expense.....................            --               --             --
Stock option compensation..........            --               --          1,900
                                          -------         --------       --------
Operating income (loss)............         9,274          (12,411)       (10,275)
Interest expense...................            --           15,418(17)     85,847
Other (income) expense.............           (65)              --        (14,132)
                                          -------         --------       --------
Income (loss) before income taxes..         9,339          (27,829)       (81,990)
Income tax expense (benefit).......            --           (6,472)(18)   (21,843)
                                          -------         --------       --------
Net income (loss)..................         9,339          (21,357)       (60,147)
Preferred stock dividends..........            --               --         19,626
                                          -------         --------       --------
Income (loss) attributable to commo       $ 9,339         $(21,357)      $(79,773)
                                          =======         ========       ========
Broadcast cash flow................       $ 8,904         $    476       $166,573
                                          =======         ========       ========

   See accompanying notes to Unaudited Pro Forma Condensed Combined Financial
                                   Statements

ADJUSTMENTS TO EMCLA'S HISTORICAL CONDENSED COMBINED BALANCE SHEET RELATED TO THE 1997 COMPLETED EVERGREEN TRANSACTIONS COMPLETED AFTER JUNE 30, 1997

(1) The historical balance sheet of EMCLA at June 30, 1997 and the pro forma adjustments related to the 1997 Completed Evergreen Transactions that were completed after June 30, 1997 is summarized below:

                                                                 PRO FORMA
                                                                ADJUSTMENTS         EMCLA AS
                                                                    FOR           ADJUSTED FOR
                                                   EMCLA       1997 COMPLETED    1997 COMPLETED
                                                 HISTORICAL      EVERGREEN         EVERGREEN
                                                 AT 6/30/97     TRANSACTIONS      TRANSACTIONS
                                                 ----------    --------------    --------------
ASSETS:
  Current assets...............................  $  112,339       $ 13,498(a)      $  125,837
  Property and equipment, net..................      64,817          2,422(a)          67,239
  Intangible assets, net.......................   1,183,569        468,835(a)       1,652,404
  Assets held for sale.........................      50,000        (50,000)(a)             --
  Other assets.................................      72,788        (35,750)(a)         37,038
                                                 ----------       --------         ----------
     Total assets..............................  $1,483,513       $399,005         $1,882,518
                                                 ==========       ========         ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
  Other current liabilities....................  $   32,994       $  9,889(a)      $   42,883
  Long-term debt, excluding current portion....     525,000        383,059(a)         908,059
  Deferred tax liability.......................      88,014          2,120(a)          90,134
  Other liabilities............................         902             --                902
                                                 ----------       --------         ----------
     Total liabilities.........................     646,910        395,068          1,041,978
Stockholder's equity:
  Common stock.................................           1             --                  1
  Additional paid-in capital...................     951,304             --            951,304
  Accumulated deficit..........................    (114,702)         3,937(a)        (110,765)
                                                 ----------       --------         ----------
     Total stockholder's equity................     836,603          3,937            840,540
                                                 ----------       --------         ----------
     Total liabilities and stockholder's
       equity..................................  $1,483,513       $399,005         $1,882,518
                                                 ==========       ========         ==========

(a) Reflects the 1997 Completed Evergreen Transactions that were completed after June 30, 1997 as follows:

                                                                PURCHASE PRICE ALLOCATION
                         --------------------------------------------------------------------------------------------------------

                                              PROPERTY AND    ASSETS                                     DEFERRED
    1997 COMPLETED       PURCHASE   CURRENT    EQUIPMENT,      HELD       INTANGIBLE        CURRENT         TAX       ACCUMULATED
EVERGREEN TRANSACTIONS    PRICE     ASSETS       NET(i)      FOR SALE   ASSETS, NET(i)    LIABILITIES   LIABILITIES     DEFICIT
----------------------   --------   -------   ------------   --------   ---------------   -----------   -----------   -----------
Evergreen Viacom
  Acquisition(ii)......  $612,388   $13,498      $3,607      $ 81,000      $518,093         $(3,810)      $    --       $    --
WJZW-FM(iii)...........   (68,000)       --          --       (68,000)           --              --            --            --
San Francisco
  Frequency(iv)........   (44,000)       --        (262)           --       (41,012)             --          (954)       (1,772)
KDFC-FM(v).............   (50,000)       --          --       (50,000)           --              --            --            --
WBZS-AM, WZHF-AM,
  KDFC-AM(vi)..........   (18,000)       --        (198)      (13,000)       (4,802)             --            --            --
WEJM-AM(vii)...........    (7,500)       --        (725)           --        (3,444)             --        (1,166)       (2,165)
                         --------   -------      ------      --------      --------         -------       -------       -------
       Total...........  $424,888   $13,498      $2,422      $(50,000)     $468,835         $(3,810)      $(2,120)      $(3,937)
                         ========   =======      ======      ========      ========         =======       =======       =======

                                        FINANCING
                         ----------------------------------------
                         (INCREASE)    INCREASE       INCREASE
                          DECREASE        IN        (DECREASE) IN
    1997 COMPLETED        IN OTHER      CURRENT       LONG-TERM
EVERGREEN TRANSACTIONS     ASSETS     LIABILITIES       DEBT
----------------------   ----------   -----------   -------------
Evergreen Viacom
  Acquisition(ii)......   $ 53,750      $ 6,079       $552,559
WJZW-FM(iii)...........         --           --        (68,000)
San Francisco
  Frequency(iv)........         --           --        (44,000)
KDFC-FM(v).............         --           --        (50,000)
WBZS-AM, WZHF-AM,
  KDFC-AM(vi)..........    (18,000)          --             --
WEJM-AM(vii)...........         --           --         (7,500)
                          --------      -------       --------
       Total...........   $ 35,750      $ 6,079       $383,059
                          ========      =======       ========

---------------

        (i) EMCLA has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Viacom. EMCLA, on a preliminary basis, has allocated the $518,093 of intangible assets related to the Evergreen Viacom Acquisition to broadcast licenses. This preliminary allocation is based on historical information from prior acquisitions.

        (ii) On July 2, 1997, EMCLA acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the Senior Credit Facility of $552,559; (ii) $53,750 in escrow funds paid by Evergreen on February 19, 1997 and classified as other assets at June 30, 1997 and (iii) $6,079 financed through working capital. In June 1997, Evergreen issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock for net proceeds of approximately $287,808 which were used to repay borrowings under the Senior Credit Facility and subsequently were reborrowed on July 2, 1997 and contributed to EMCLA by Evergreen as part of the financing of the Evergreen Viacom Acquisition. The assets of WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition (see (iii) and (vi) below).

        (iii) On July 7, 1997, EMCLA sold, in the ABC/Washington Disposition, WJZW-FM in Washington (acquired as part of the Evergreen Viacom Acquisition) for $68,000 in cash. The assets of WJZW-FM are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition and no gain or loss was recognized by EMCLA upon consummation of the sale.

        (iv) On July 7, 1997, EMCLA sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from CRBC's KSAN-FM in San Francisco for $44,000 in cash and recognized a gain of $1,772, net of taxes of $954.

        (v) On July 21, 1997, EMCLA sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale at June 30, 1997 in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM on January 31, 1997 and no gain or loss was recognized by EMCLA upon consummation of the KDFC-FM sale.

        (vi) On August 13, 1997, EMCLA sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition) and KDFC-AM in San Francisco for $5,500, $7,500 and $5,000, respectively, payable in the form of a promissory note in the aggregate amount of $18,000. The assets of WBZS-AM and WZHF-AM are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition and no gain or loss was recognized by EMCLA upon consummation of the sale.

        (vii) On August 26, 1997, EMCLA sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash and recognized a gain of $2,165, net of taxes of $1,166.

ADJUSTMENTS TO CRBC'S HISTORICAL CONDENSED COMBINED BALANCE SHEET RELATED TO THE 1997 COMPLETED CHANCELLOR TRANSACTIONS COMPLETED AFTER JUNE 30, 1997

(2) The historical balance sheet of CRBC at June 30, 1997 and the pro forma adjustments related to the 1997 Completed Chancellor Transactions that were completed after June 30, 1997 are summarized below:

                                                                PRO FORMA
                                                               ADJUSTMENTS          CRBC AS
                                                                   FOR            ADJUSTED FOR
                                                  CRBC        1997 COMPLETED     1997 COMPLETED
                                               HISTORICAL       CHANCELLOR         CHANCELLOR
                                               AT 6/30/97      TRANSACTIONS       TRANSACTIONS
                                               ----------     --------------     --------------
ASSETS:
Current assets...............................  $   72,352        $ 10,982(a)       $   83,334
Property and equipment, net..................      69,581           4,740(a)           74,321
Intangible assets, net.......................     970,080         451,690(a)        1,421,770
Other assets.................................      71,760         (53,750)(a)          20,824
                                                                    2,814(c)
                                               ----------        --------          ----------
  Total assets...............................  $1,183,773        $416,476          $1,600,249
                                               ==========        ========          ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:
Liabilities:
Current portion of long-term debt............  $    1,928        $ (1,928)(b)      $       --
Other current liabilities....................      26,939           9,203(a)           36,142
                                               ----------        --------          ----------
  Total current liabilities..................      28,867           7,275              36,142
Long-term debt, excluding current portion....     545,335         273,159(a)          824,344
                                                                    3,922(c)
                                                                    1,928(b)
Deferred tax liability.......................          --            (443)(c)            (443)
Other liabilities............................         997              --                 997
                                               ----------        --------          ----------
  Total liabilities..........................     575,199         285,841             861,040
Redeemable preferred stock...................     317,162              --             317,162
STOCKHOLDER'S EQUITY:
Common stock.................................           1              --                   1
Additional paid-in capital...................     322,216         131,300(a)          453,516
Accumulated deficit..........................     (30,805)           (665)(c)         (31,470)
                                               ----------        --------          ----------
  Total stockholder's equity.................     291,412         130,635             422,047
                                               ----------        --------          ----------
  Total liabilities and stockholder's
     equity..................................  $1,183,773        $416,476          $1,600,249
                                               ==========        ========          ==========

(a) Reflects the 1997 Completed Chancellor Transactions that were completed after June 30, 1997 as follows:

                                                                                                          FINANCING
                                                       PURCHASE PRICE ALLOCATION                    ----------------------
                                       ----------------------------------------------------------
                                                  PROPERTY                                                      INCREASE
                           PURCHASE/                AND        ASSETS    INTANGIBLE                 DECREASE       IN
     1997 COMPLETED         (SALES)    CURRENT   EQUIPMENT,     HELD      ASSETS,       CURRENT     IN OTHER     CURRENT
 CHANCELLOR TRANSACTIONS     PRICE     ASSETS       NET       FOR SALE      NET       LIABILITIES    ASSETS    LIABILITIES
 -----------------------   ---------   -------   ----------   --------   ----------   -----------   --------   -----------
Chancellor Viacom
  Acquisition(i).........  $500,789    $10,982     $4,740     $ 37,000    $451,690      $(3,623)    $53,750      $5,580
WDRQ-FM(ii)..............   (37,000)        --         --      (37,000)         --           --          --          --
                           --------    -------     ------     --------    --------      -------     -------      ------
        Total............  $463,789    $10,982     $4,740     $     --    $451,690      $(3,623)    $53,750      $5,580
                           ========    =======     ======     ========    ========      =======     =======      ======

                                     FINANCING
                           -----------------------------
                                             INCREASE
                             INCREASE      (DECREASE) IN
                           (DECREASE) IN    ADDITIONAL
     1997 COMPLETED          LONG-TERM        PAID-IN
 CHANCELLOR TRANSACTIONS       DEBT           CAPITAL
 -----------------------   -------------   -------------
Chancellor Viacom
  Acquisition(i).........    $273,159        $168,300
WDRQ-FM(ii)..............          --         (37,000)
                             --------        --------
        Total............    $273,159        $131,300
                             ========        ========

---------------

     (i) On July 2, 1997, CRBC acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under the CRBC Restated Credit Agreement; (ii) borrowings under the Chancellor Interim Financing of $168,300 which was contributed to CRBC by Chancellor;
         (iii) escrow funds of $53,750 paid by CRBC on February 19, 1997 and classified as other assets at June 30, 1997 and

         (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition (see
         (ii) below). CRBC has assumed that historical balances of net property and equipment approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by the management of Viacom. The intangible assets of $451,690 have been allocated to broadcast licenses on a preliminary basis. This preliminary allocation is based on historical information from prior acquisitions.

     (ii) On August 11, 1997, CRBC sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit (acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash. The net proceeds from the sale of WDRQ-FM were distributed by CRBC to Chancellor to repay borrowings under the Chancellor Interim Financing. The assets of WDRQ-FM are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition and no gain or loss was recognized by CRBC upon consummation of the sale.

(b) On July 2, 1997, CRBC refinanced its senior credit agreement (the "CRBC Restated Credit Agreement") in connection with the Chancellor Viacom Acquisition. The CRBC Restated Credit Agreement consists of a $400,000 term loan facility and a $350,000 revolving loan facility. Reflects the $1,928 adjustment to decrease current maturities of long-term debt under the CRBC Restated Credit Agreement to $0.

(c) Reflects (i) the adjustment to write-off the unamortized balance of deferred loan fees of $665 (net of a tax benefit of $443) at June 30, 1997 related to CRBC's previous senior credit agreement as an extraordinary item and (ii) the adjustment to record new loan fees of $3,922 incurred in connection with the CRBC Restated Credit Agreement and financed through additional bank borrowings under such agreement.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE CHANCELLOR MERGER

(3) Merger Purchase Price Information. In connection with the Chancellor Merger, each outstanding share of Chancellor Common Stock was converted into the right to receive 0.9091 shares of Chancellor Media Common Stock. For purposes of the unaudited pro forma condensed combined financial statements, the fair market value of Chancellor Media Common Stock is calculated by using $31.00 per share which is based on the market price of Evergreen Class A Common Stock on or around the announcement date of the Chancellor Merger on February 19, 1997. The aggregate purchase price is summarized below:

EXCHANGE OF CHANCELLOR COMMON STOCK:
Shares of Chancellor Common Stock outstanding...............  18,991,513
Exchange ratio..............................................       .9091
                                                              ----------
Shares of Chancellor Media Common Stock issued in connection with the Chancellor Merger................................  17,265,184
                                                              ==========

AGGREGATE PURCHASE PRICE:
Chancellor debt and equity assumed at fair values:
Estimated fair value of Chancellor Media Common Stock issued in connection with the Chancellor Merger (17,265,184 shares @ $31.00
  per share).........................................................   $  535,221
7% Convertible Preferred Stock.......................................      111,604
Stock options issued by Chancellor...................................       34,825
Chancellor Interim Financing.........................................      133,000
CRBC debt and equity assumed at fair values:
  Long-term debt outstanding:
     Term Loan..............................................  424,344
     9 3/8% Senior Subordinated Notes due 2004..............  200,000
     8 3/4% Senior Subordinated Notes due 2007..............  200,000
                                                              -------
  Total long-term debt outstanding...................................      824,344
  12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock....      117,670
  12% Junior Exchangeable Preferred Stock............................      210,774
  Financial advisors, legal, accounting and other professional
     fees............................................................       29,000
                                                                        ----------
  Aggregate purchase price...........................................   $1,996,438
                                                                        ==========

     To record the aggregate purchase price of the Chancellor Merger and eliminate certain CRBC historical balances as follows:

                                                     ELIMINATION
                                                       OF CRBC
                                         PURCHASE    HISTORICAL     CHANCELLOR
                                          PRICE       BALANCES        MERGER          NET
                                        ALLOCATION   AS ADJUSTED     FINANCING     ADJUSTMENT
                                        ----------   -----------    -----------    ----------
Current assets........................  $   83,334   $   (83,334)   $        --    $      --
Property and equipment, net(a)........      74,321       (74,321)            --           --
Intangible assets(a)..................   1,855,838    (1,421,770)            --      434,068
Other assets(b).......................      19,641       (20,824)            --       (1,183)
Current liabilities...................     (36,142)       36,142             --           --
Long-term debt........................          --       824,344       (986,344)(c)  (162,000)
Deferred tax liability................         443          (443)            --           --
Other liabilities.....................        (997)          997             --           --
Redeemable preferred stock............          --       317,162       (328,444)(d)   (11,282)
Common stock..........................          --             1             --            1
Additional paid-in capital............          --       453,516       (681,650)(e)  (228,134)
Accumulated deficit...................          --       (31,470)            --      (31,470)
                                        ----------   -----------    -----------    ---------
Aggregate Purchase Price..............  $1,996,438   $        --    $(1,996,438)   $      --
                                        ==========   ===========    ===========    =========

---------------

(a) EMCLA has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. EMCLA, on a preliminary basis, has allocated the $1,855,838 of intangible assets to broadcast licenses. This preliminary allocation is based upon historical information from prior acquisitions and appraisals provided by the management of CRBC.

(b) The difference in the estimated fair value of other assets and the historical balance of other assets represents CRBC's historical deferred tax asset balance of $1,183 at June 30, 1997. The deferred tax liability will be revalued to reflect the difference between the financial statement carrying amount and the tax basis of CRBC acquired assets (see (4)).

(c) Reflects the adjustment to record debt assumed or incurred by Chancellor Media including (i) CRBC's long-term debt of $824,344; (ii) the Chancellor Interim Financing of $133,000 retired by EMHC through bank borrowings under the Senior Credit Facility distributed by EMCLA to EMHC and (iii) additional bank borrowings of $29,000 required to finance estimated financial advisors, legal, accounting and other professional fees.

(d) Reflects the adjustment to record the estimated fair value of redeemable preferred stock to be issued (a) by CMCLA in exchange for (i) CRBC's 12 1/4% Series A Senior Cumulative Exchangable Preferred Stock of $117,670 (including accrued and unpaid dividends of $17,670) and (ii) CRBC's 12% Junior Exchangable Preferred Stock of $210,774 (including accrued and unpaid dividends of $10,774).

(e) Reflects the portion of the Aggregate Purchase Price contributed by Evergreen on behalf of EMCLA to consummate the Merger, including (i) additional paid-in capital of $535,221 related to 17,265,184 shares of the Chancellor Media Common Stock issued in connection with the Chancellor Merger, (ii) Chancellor's 7% Convertible Preferred Stock of $111,604 (including accrued and unpaid dividends of $1,604) and (iii) the fair value of stock options assumed by Chancellor Media of $34,825. The $34,825 fair value of the Chancellor Stock Options was estimated using the Black-Scholes option pricing model and the Chancellor Merger exchange ratio of .9091 applied to Chancellor's outstanding options and exercise prices. At June 30, 1997, Chancellor had 1,990,259 options outstanding with exercise prices ranging from $7.50 to $36.75.

(4) To record a $283,445 deferred tax liability related to the difference between the financial statement carrying amount and the tax basis of CRBC acquired assets.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET RELATED TO THE PENDING CHANCELLOR MEDIA TRANSACTIONS

(5) Reflects the Pending Chancellor Media Transactions as follows:

                                                                                                   DECREASE
                                                                  PROPERTY AND                        IN      INCREASE IN
                                                       PURCHASE    EQUIPMENT,      INTANGIBLE       OTHER      LONG-TERM
        PENDING CHANCELLOR MEDIA TRANSACTIONS           PRICE        NET(A)      ASSETS, NET(A)     ASSETS       DEBT
        -------------------------------------          --------   ------------   ---------------   --------   -----------
WBAB-FM, WBLI-FM, WBGG-AM,
  WHFM-FM(b).........................................  $11,000      $ 1,494         $  9,506        $   --     $ 11,000
Gannett(c)...........................................  340,000        5,376          334,624            --      340,000
Chicago/Dallas Exchange(d)...........................    3,500        3,255              245         8,350       (4,850)
KXPK-FM(e)...........................................   26,000          477           25,523            --       26,000
Bonneville Option(f).................................   60,000          855           59,145            --       60,000
                                                       --------     -------         --------        ------     --------
        Total........................................  $440,500     $11,457         $429,043        $8,350     $432,150
                                                       ========     =======         ========        ======     ========

---------------

(a) Chancellor Media has assumed that historical balances of net property and equipment acquired approximate fair value for the preliminary allocation of the purchase price. Such amounts are based primarily on information provided by management of the respective stations to be acquired in the Chancellor Media Pending Transactions. Chancellor Media, on a preliminary basis, has allocated the $429,043 of intangible assets related to the Chancellor Media Pending Transactions to broadcast licenses. This preliminary allocation is based on historical information from prior acquisitions.

(b) On July 1, 1996, CRBC entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition on February 13, 1997, see 8 (e) below), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island. The amounts allocated to net property and equipment and net intangible assets (consisting of broadcast licenses) are based upon preliminary appraisals of the assets to be acquired.

(c) On April 4, 1997, EMCLA entered into an agreement to acquire, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S, including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston for $340,000 in cash. The pro forma combined financial statements assume that the transaction will close by December 26, 1997 and that no upward adjustment in the purchase price will occur.

(d) On June 24, 1997, EMCLA entered into an agreement to acquire, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On June 29, 1997, EMCLA paid $8,350 in escrow funds which are classified as other assets at June 30, 1997. On July 14, 1997, EMCLA completed the disposition of

    WLUP-FM in Chicago to Bonneville and placed $80,000 in a trust pending the completion of the deferred exchange of the WLUP-FM in Chicago and an additional $3,500 in cash for KZPS-FM and KDGE-FM in Dallas (the "Chicago/Dallas Exchange"). The Chicago/Dallas Exchange will be accounted for as a like-kind exchange and no gain or loss will be recognized upon the consummation of the exchange. The decrease in long-term debt of $4,850 represents the refund of $8,350 in escrow funds previously paid by EMCLA less $3,500 in cash boot owed to Bonneville.

(e) On July 30, 1997, CRBC entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to Evergreen) for $26,000 in cash and paid $1,650 in escrow funds which were classified as other assets.

(f) On August 6, 1997, Evergreen and Chancellor announced that they had paid $3,000 to Bonneville for an option to exchange EMCLA's station WTOP-AM in Washington and CRBC's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WDBZ-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). As of September 10, 1997, the Bonneville Option had not been exercised. The Bonneville Option expires on December 31, 1997.

(6) The Company Pro Forma Combined intangible assets of $4,220,730 consists of the following at June 30, 1997:

                                                               ESTIMATED
                                                              USEFUL LIFE
                                                              -----------
Broadcast licenses..........................................     15-40       $3,663,914
Goodwill....................................................     15-40          413,612
Other intangibles...........................................      1-40          382,179
                                                                             ----------
                                                                             $4,459,705
Less: accumulated amortization..............................                   (238,975)
                                                                             ----------
Net intangible assets.......................................                 $4,220,730
                                                                             ==========

     EMCLA discloses broadcast license value separately from goodwill and amortizes such intangible assets over an estimated average life of 15 years, whereas, CRBC groups all broadcast license value with goodwill and amortizes such intangibles assets over an estimated average life of 40 years. In connection with the application of purchase accounting for the Chancellor Merger, broadcast license value and goodwill have been separately identified and disclosed and amortized over an estimated average life of 15 years in accordance with EMCLA's policies and procedures. The intangible assets have been treated in a consistent manner for the Combined Company in the Unaudited Combined Condensed Pro Forma Financial Statements and, following the consummation of the Chancellor Merger, will be accounted for similarly in the Chancellor Media's financial statements.

     EMCLA amortizes such intangible assets using the straight-line method over estimated useful lives ranging from 1 to 40 years. EMCLA continually evaluates the propriety of the carrying amount of goodwill and other intangible assets as well as the amortization period to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of useful lives. This evaluation consists of the projection of undiscounted operating income before depreciation, amortization, nonrecurring charges and interest for each of EMCLA's radio stations over the remaining amortization periods of the related intangible assets. The projections are based on a historical trend line of actual results since the acquisitions of the respective stations adjusted for expected changes in operating results. To the extent such projections indicate that undiscounted operating income is not expected to be adequate to recover the carrying amounts of the related intangible assets, such carrying amounts are written down by charges to expense.

EMCLA'S HISTORICAL CONDENSED COMBINED STATEMENTS OF OPERATIONS AND ADJUSTMENTS RELATED TO THE COMPLETED EVERGREEN TRANSACTIONS

(7) EMCLA's historical condensed combined statement of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 and pro forma adjustments related to the Completed Evergreen Transactions are summarized below:

                                                                                ACQUISITIONS
                                             -----------------------------------------------------------------------------------

                                                                           WWRC-AM                     WWWW-FM/       KKSF-FM/
                                               PYRAMID       KYLD-FM       WGAY-FM       WEDR-FM        WDFN-AM      KDFC-FM/AM
                                  EMCLA      HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL     HISTORICAL
                                HISTORICAL   1/1-1/17(A)   1/1-4/30(B)   1/1-6/17(C)   1/1-10/18(D)   1/1-2/14(E)   1/1-10/31(F)
                                ----------   -----------   -----------   -----------   ------------   -----------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues................   $337,405      $2,144        $ 2,308        $ 3,264      $ 7,933          $ 839        $13,646
Less: agency commissions......    (43,555)       (216)          (363)          (409)      (1,066)          (102)        (1,746)
                                 --------      ------        -------        -------      -------          -----        -------
Net revenues..................    293,850       1,928          1,945          2,855        6,867            737         11,900
Station operating expenses
  excluding depreciation and
  amortization................    174,344       1,489          1,885          3,493        2,933            815          6,358
Depreciation and
  amortization................     93,749         502            749            314           29             45          2,351
Corporate general and
  administrative expenses.....      7,797         123            256            477        1,401             --             --
                                 --------      ------        -------        -------      -------          -----        -------
Operating income (loss).......     17,960        (186)          (945)        (1,429)       2,504           (123)         3,191
Interest expense..............     37,527         343          1,094             --           --             --            429
Other (income) expense........       (477)         (5)           (97)             5          (15)            --            (48)
                                 --------      ------        -------        -------      -------          -----        -------
Income (loss) before income
  taxes.......................    (19,090)       (524)        (1,942)        (1,434)       2,519           (123)         2,810
Income tax expense
  (benefit)...................     (2,896)         --             --           (453)          --             --             --
                                 --------      ------        -------        -------      -------          -----        -------
Income (loss) attributable to
  common stock................   $(16,194)     $ (524)       $(1,942)       $  (981)     $ 2,519          $(123)       $ 2,810
                                 ========      ======        =======        =======      =======          =====        =======
Broadcast Cash Flow...........   $119,506      $  439        $    60        $  (638)     $ 3,934          $ (78)       $ 5,542
                                 ========      ======        =======        =======      =======          =====        =======

                                                      ACQUISITIONS
                                --------------------------------------------------------
                                                                             EVERGREEN
                                 WJLB-FM/                      WUSL-FM         VIACOM
                                  WMXD-FM      WDAS-FM/AM      WIOQ-FM      ACQUISITION
                                HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL
                                1/1-8/31(G)   1/1-12/31(H)   1/1-12/31(I)   1/1-12/31(J)
                                -----------   ------------   ------------   ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues................      $15,408      $16,809       $20,152        $66,726
Less: agency commissions......      (1,881)       (2,142)       (2,369)       (10,493)
                                    -------      -------       -------        -------
Net revenues..................      13,527        14,667        17,783         56,233
Station operating expenses
  excluding depreciation and
  amortization................       5,721         7,759         9,519         26,598
Depreciation and
  amortization................       2,415         2,763            --          6,267
Corporate general and
  administrative expenses.....       1,005           620           533          1,617
                                    -------      -------       -------        -------
Operating income (loss).......       4,386         3,525         7,731         21,751
Interest expense..............       1,406            79         3,001             --
Other (income) expense........          --           (39)           58           (741)
                                    -------      -------       -------        -------
Income (loss) before income
  taxes.......................       2,980         3,485         4,672         22,492
Income tax expense
  (benefit)...................         180            --            --         10,612
                                    -------      -------       -------        -------
Income (loss) attributable to
  common stock................      $2,800       $ 3,485       $ 4,672        $11,880
                                    =======      =======       =======        =======
Broadcast Cash Flow...........      $7,806       $ 6,908       $ 8,264        $29,635
                                    =======      =======       =======        =======

                                                                   DISPOSITIONS
                                     -------------------------------------------------------------------------
                                       WPEG-FM
                                      WBAV-FM/AM
                                       WRFX-FM                                                   SAN FRANCISCO
                                       WFNZ-FM        WNKS-FM       WEJM-FM/AM      WJZW-FM        FREQUENCY
                                      HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL
                                     1/1-12/31(I)   1/1-12/31(K)   1/1-12/31(L)   1/1-12/31(M)   1/1-12/31(N)
                                     ------------   ------------   ------------   ------------   -------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................     $(20,818)     $ (3,303)       $(2,690)      $(8,443)        $(2,736)
Less: agency commissions...........        2,733           337            293         1,311             358
                                        --------      --------        -------       -------         -------
Net revenues.......................      (18,085)       (2,966)        (2,397)       (7,132)         (2,378)
Station operating expenses
  excluding depreciation and
  amortization.....................       (9,509)       (2,461)        (2,217)       (3,998)         (3,159)
Depreciation and amortization......           --          (548)        (1,719)         (589)         (3,826)
Corporate general and
  administrative expenses..........           --            --             --          (206)             --
                                        --------      --------        -------       -------         -------
Operating income (loss)............       (8,576)           43          1,539        (2,339)          4,607
Interest expense...................           --            --             --            --              --
Other (income) expense.............           --            --             --            --              --
                                        --------      --------        -------       -------         -------
Income (loss) before income
  taxes............................       (8,576)           43          1,539        (2,339)          4,607
Income tax expense (benefit).......           --            --             --          (913)             --
                                        --------      --------        -------       -------         -------
Income (loss) attributable to
  common stock.....................     $ (8,576)     $     43     1,5$39.....      $(1,426)        $ 4,607
                                        ========      ========        =======       =======         =======
Broadcast Cash Flow................     $ (8,576)     $   (505)       $  (180)      $(3,134)        $   781
                                        ========      ========        =======       =======         =======

                                            DISPOSITIONS
                                     ---------------------------

                                                      WBZS-AM                       EMCLA AS
                                                      WZHF-AM                     ADJUSTED FOR
                                       KDFC-FM        KDFC-AM                      COMPLETED
                                      HISTORICAL     HISTORICAL     PRO FORMA      EVERGREEN
                                     1/1-12/31(O)   1/1-12/31(P)   ADJUSTMENTS    TRANSACTIONS
                                     ------------   ------------   -----------    ------------
YEAR ENDED DECEMBER 31, 1996
Gross revenues.....................    $(5,138)       $(2,240)      $     --        $441,266
Less: agency commissions...........        643             36             --         (58,631)
                                       -------        -------       --------        --------
Net revenues.......................     (4,495)        (2,204)            --         382,635
Station operating expenses
  excluding depreciation and
  amortization.....................     (2,300)          (930)            --         216,340
Depreciation and amortization......       (853)           (30)        54,986(r)      156,605
Corporate general and
  administrative expenses..........         --            (43)        (5,515)(s)       8,065
                                       -------        -------       --------        --------
Operating income (loss)............     (1,342)        (1,201)       (49,471)          1,625
Interest expense...................         --             --         26,350(t)       70,229
Other (income) expense.............         --             --                         (1,359)
                                       -------        -------       --------        --------
Income (loss) before income
  taxes............................     (1,342)        (1,201)       (75,821)        (67,245)
Income tax expense (benefit).......         --           (271)       (24,189)(u)     (17,930)
                                       -------        -------       --------        --------
Income (loss) attributable to
  common stock.....................    $(1,342)       $  (930)      $(51,632)       $(49,315)
                                       =======        =======       ========        ========
Broadcast Cash Flow................    $(2,195)       $(1,274)      $     --        $166,295
                                       =======        =======       ========        ========

                                                    ACQUISITIONS                                     DISPOSITIONS
                                ----------------------------------------------------   ----------------------------------------
                                                                                         WPEG-FM
                                                                          EVERGREEN    WBAV-FM/AM
                                                             WUSL-FM       VIACOM        WRFX-FM
                                             WDAS-FM/AM      WIOQ-FM     ACQUISITION     WFNZ-FM       WNKS-FM       WPNT-FM
                                  EMCLA      HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL
SIX MONTHS ENDED JUNE 30, 1997  HISTORICAL   1/1-4/30(h)   1/1-5/15(i)   1/1-6/30(j)   1/1-5/15(i)   1/1-5/15(k)   5/30-6/19(q)
------------------------------  ----------   -----------   -----------   -----------   -----------   -----------   ------------
Gross revenues................   $216,177       $5,028       $7,088        $38,972       $(7,788)      $(1,332)       $(567)
Less: agency commissions......    (27,916)        (680)        (829)        (5,470)        1,029           142           93
                                 --------       ------       ------        -------       -------       -------        -----
Net revenues..................    188,261        4,348        6,259         33,502        (6,759)       (1,190)        (474)
Station operating expenses
  excluding depreciation and
  amortization................    111,162        2,533        3,649         14,936        (3,569)         (994)        (285)
Depreciation and
  amortization................     53,912          875           --          2,279            --          (212)        (279)
Corporate general and
  administrative expenses.....      5,651          172          141            682            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Operating income (loss).......     17,536          768        2,469         15,605        (3,190)           16           90
Interest expense..............     22,741           19          990             --            --            --           --
Other (income) expense........    (13,323)         863           --             --            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Income (loss) before income
  taxes.......................      8,118         (114)       1,479         15,605        (3,190)           16           90
Income tax expense (benefit)..      4,259           --           --          5,892            --            --           --
                                 --------       ------       ------        -------       -------       -------        -----
Income (loss) attributable to
  common stock................   $  3,859       $ (114)      $1,479        $ 9,713       $(3,190)      $    16        $  90
                                 ========       ======       ======        =======       =======       =======        =====
Broadcast cash flow...........   $ 77,099       $1,815       $2,610        $18,566       $(3,190)      $  (196)       $(189)
                                 ========       ======       ======        =======       =======       =======        =====

                                                       DISPOSITIONS
                            -------------------------------------------------------------------

                                                            SAN                       WBZS-AM                      EMCLA AS
                               WEJM-                     FRANCISCO                    WZHF-AM                    ADJUSTED FOR
                               FM/AM        WJZW-FM      FREQUENCY      KDFC-FM       KDFC-AM                     COMPLETED
                            HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL     PRO FORMA      EVERGREEN
SIX MONTHS ENDED JUNE 30,   1/1-6/30(l)   1/1-6/30(m)   1/1-6/30(n)   1/1-1/31(o)   1/1-6/30(p)   ADJUSTMENTS    TRANSACTIONS
--------------------------  -----------   -----------   -----------   -----------   -----------   -----------    ------------

Gross revenues............    $(1,153)      $(4,137)      $(1,341)       $(278)       $(1,091)     $     --        $249,578

Less: agency commissions..        119           567           174           26             23            --         (32,722)

                              -------       -------       -------        -----        -------      --------        --------

Net revenues..............     (1,034)       (3,570)       (1,167)        (252)        (1,068)           --         216,856

Station operating expenses

  excluding depreciation a

  amortization............     (1,001)       (2,161)       (1,614)        (224)          (665)           --         121,767

Depreciation and

  amortization............       (289)         (315)         (214)          --            (54)       21,358(r)       77,061

Corporate general and

  administrative expenses.         --           (70)           --           --            (18)         (777)(s)       5,781

                              -------       -------       -------        -----        -------      --------        --------

Operating income (loss)...        256        (1,024)          661          (28)          (331)      (20,581)         12,247

Interest expense..........         --            --            --           --             --        10,196(t)       33,946

Other (income) expense....         --            --            --           --             --            --         (12,460)

                              -------       -------       -------        -----        -------      --------        --------

Income (loss) before incom

  taxes...................        256        (1,024)          661          (28)          (331)      (30,777)         (9,239)

Income tax expense (benefi         --          (260)           --           --            (98)      (10,224)(u)        (431)

                              -------       -------       -------        -----        -------      --------        --------

Income (loss) attributable

  common stock............    $   256       $  (764)      $   661        $ (28)       $  (233)     $(20,553)       $ (8,808)

                              =======       =======       =======        =====        =======      ========        ========

Broadcast cash flow.......    $   (33)      $(1,409)      $   447        $ (28)       $  (403)     $     --        $ 95,089

                              =======       =======       =======        =====        =======      ========        ========


(a) On January 17, 1996, EMCLA acquired Pyramid Communications, Inc. ("Pyramid"), a radio broadcasting company with 12 radio stations (9 FM and 3
    AM) in five markets (Chicago, Philadelphia, Boston, Charlotte, and Buffalo) (the "Pyramid Acquisition"). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $316,343 of which $315,500 was financed through additional borrowings under EMCLA's prior senior credit facility. The historical financial data of Pyramid for the period of January 1, 1996 to January 17, 1996 excludes the combined net losses of approximately $60 for WHTT-FM, WHTT-AM and WSJZ-FM in Buffalo (the "Buffalo Transactions") which were sold in 1996 for $32,000 in cash.

(b) On August 14, 1996, EMCLA acquired KYLD-FM in San Francisco for $44,000 in cash. EMCLA had previously been operating KYLD-FM under a time brokerage agreement since May 1, 1996.

(c) On November 26, 1996, EMCLA exchanged WKLB-FM in Boston (which EMCLA acquired on May 3, 1996 for $34,000 in cash) for WGAY-FM in Washington, D.C. On April 3, 1997, EMCLA exchanged, in the Greater Media Exchange, WQRS-FM in Detroit (which EMCLA acquired on April 3, 1997 for $32,000 in cash) for WWRC-AM in Washington, D.C. and $9,500 in cash. The net purchase price to EMCLA of WWRC-AM was therefore $22,500. EMCLA had previously been operating WGAY-FM and WWRC-AM under time brokerage agreements since June 17, 1996.

(d) On October 18, 1996, EMCLA acquired WEDR-FM in Miami for $65,000 in cash.

(e) On January 31, 1997, EMCLA acquired, in the WWWW/WDFN Acquisition, WWWW-FM and WDFN-AM in Detroit from CRBC for $30,000 in cash (of which $1,500 was paid as escrow funds in January 1996). EMCLA had previously provided certain sales and promotional functions to WWWW-FM and WDFN-AM under a joint sales agreement since February 14, 1996 and subsequently operated the stations under a time brokerage agreement since April 1, 1996.

(f) On January 31, 1997, EMCLA acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash (of which $10,000 was paid as escrow funds in November 1996). EMCLA had previously been operating the stations under a time brokerage agreement since November 1, 1996.

(g) On April 1, 1997, EMCLA acquired, in the Secret/Detroit Acquisition, WJLB-FM and WMXD-FM in Detroit for $168,000 in cash. EMCLA had previously been operating the stations under a time brokerage agreement since September 1, 1996.

(h) On May 1, 1997, EMCLA acquired, in the Beasley Acquisition, WDAS-FM/AM in Philadelphia for $103,000 in cash.

(i) On May 15, 1997, EMCLA exchanged, in the EZ Exchange, 5 of its 6 stations in the Charlotte market (WPEG-FM, WBAV-FM/AM, WRFX-FM and WFNZ-AM) for WUSL-FM and WIOQ-FM in Philadelphia.

(j) On July 2, 1997, EMCLA acquired, in the Evergreen Viacom Acquisition, WLTW-FM and WAXQ-FM in New York and WMZQ-FM, WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. for approximately $612,388 in cash including various other direct acquisition costs. The Evergreen Viacom Acquisition was financed with (i) bank borrowings under the EMCLA Senior Credit Facility of $552,559; (ii) $53,750 in escrow funds paid by Evergreen on February 19, 1997 and classified as other assets at June 30, 1997 and (iii) $6,079 financed through working capital. In June 1997, Evergreen issued 5,990,000 shares of $3.00 Convertible Exchangeable Preferred Stock for net proceeds of approximately $287,808 which were used to repay borrowings under the EMCLA Senior Credit Facility and subsequently were reborrowed on July 2, 1997 and contributed to EMCLA by Evergreen as part of the financing of the Evergreen Viacom Acquisition. The assets of WJZW-FM, WZHF-AM, and WBZS-AM in Washington, D.C. are classified as assets held for sale in connection with the purchase price allocation of the Evergreen Viacom Acquisition. The Viacom results of operations for the year ended December 31, 1996 reflect the financial performance of WAXQ-FM for six months of the year that the station was operated by Viacom (July 1, 1996 to December 31, 1996) combined with net income of $851 for the first half of the year when the station was under prior ownership.

(k) On May 15, 1997, EMCLA sold, in the EZ Sale, WNKS-FM in Charlotte for $10,000 in cash.

(l) On June 3, 1997, EMCLA sold, in the Crawford Disposition, WEJM-FM in Chicago for $14,750 in cash. On August 26, 1997, EMCLA sold, in the Douglas Chicago Disposition, WEJM-AM in Chicago for $7,500 in cash.

(m) On July 7, 1997, EMCLA sold, in the ABC/Washington Disposition, WJZW-FM in Washington (acquired as part of the Evergreen Viacom Acquisition) for $68,000 in cash.

(n) On July 7, 1997, EMCLA sold, in the San Francisco Frequency Disposition, the San Francisco 107.7 MHz FM dial position and transmission facility and the call letters from CRBC's KSAN-FM in San Francisco for $44,000 in cash.

(o) On January 31, 1997, EMCLA acquired, in the KKSF/KDFC Acquisition, KKSF-FM and KDFC-FM/AM in San Francisco for $115,000 in cash. EMCLA had previously been operating KKSF-FM and KDFC-FM/AM under a time brokerage agreement since November 1, 1996. On July 21, 1997, EMCLA sold, in the Bonneville/KDFC Disposition, KDFC-FM in San Francisco for $50,000 in cash. The assets of KDFC-FM are classified as assets held for sale in connection with the purchase price allocation of the acquisition of KKSF-FM/KDFC-FM/AM. Accordingly, KDFC-FM net income of approximately $791 for the period February 1, 1997 through June 30, 1997 has been excluded from EMCLA's historical condensed statement of operations. Therefore, the KDFC-FM condensed statement of operations includes the results of operations for January 1, 1997 through January 31, 1997 (the time brokerage agreement holding period in 1997) for the six months ended June 30, 1997.

(p) On August 13, 1997, EMCLA sold, in the Douglas AM Dispositions, WBZS-AM and WZHF-AM in Washington (acquired as part of the Evergreen Viacom Acquisition) and KDFC-AM in San Francisco for $5,500, $7,500 and $5,000, respectively, payable in the form of a promissory note.

(q) On May 30, 1997, EMCLA acquired, in the Century Acquisition, WPNT-FM in Chicago for $75,750 in cash (including $2,000 for the purchase of the station's accounts receivable) of which $5,500 was paid as escrow funds in July 1996. On June 19, 1997, EMCLA sold, in the Bonneville/WPNT Disposition, WPNT-FM in Chicago for $75,000 in cash and recognized a gain of $500.

(r) Reflects incremental amortization related to the Completed Evergreen Transactions and is based on the following allocation to intangible assets:

                                      INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
    COMPLETED EVERGREEN TRANSACTIONS  AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
      YEAR ENDED DECEMBER 31, 1996     PERIOD(i)        NET        EXPENSE(i)      EXPENSE       INCREASE
    --------------------------------  ------------   ----------   ------------   ------------   ----------
    Pyramid Acquisition (ii)........     1/1-1/17    $  325,871     $ 1,026        $   409       $   617
    KYLD-FM.........................     1/1-8/14        43,659       1,811            640         1,171
    WEDR-FM.........................    1/1-10/18        63,757       3,400             --         3,400
    WGAY-FM.........................    1/1-11/26        32,538       1,964             --         1,964
    WWWW-FM/WDFN-AM.................    1/1-12/31        26,590       1,773              7         1,766
    KKSF-FM (iii)...................    1/1-12/31        58,698       3,913            868         3,045
    WJLB-FM/WMXD-FM.................    1/1-12/31       165,559      11,037          2,145         8,892
    WWRC-AM.........................    1/1-12/31        16,808       1,121             --         1,121
    WDAS-FM/AM......................    1/1-12/31        98,185       6,546          2,470         4,076
    Evergreen Viacom Acquisition....    1/1-12/31       518,093      34,540          5,606        28,934
                                                     ----------     -------        -------       -------
    Total...........................                 $1,349,758     $67,131        $12,145       $54,986
                                                     ==========     =======        =======       =======

                                        INCREMENTAL    INTANGIBLE                   HISTORICAL    ADJUSTMENT
     COMPLETED EVERGREEN TRANSACTIONS   AMORTIZATION    ASSETS,     AMORTIZATION   AMORTIZATION    FOR NET
      SIX MONTHS ENDED JUNE 30, 1997     PERIOD(I)        NET        EXPENSE(I)      EXPENSE       INCREASE
     --------------------------------   ------------   ----------   ------------   ------------   ----------
    WWWW-FM/WDFN-AM...................     1/1-1/31     $ 26,590      $   148         $   --       $   148
    KKSF-FM (iii).....................     1/1-1/31       58,698          326             --           326
    WJLB-FM/WMXD-FM...................     1/1-3/31      165,559        2,759             --         2,759
    WWRC-AM...........................      1/1-4/2       16,808          286             --           286
    WDAS-FM/AM........................     1/1-4/30       98,185        2,182            820         1,362
    Evergreen Viacom Acquisition......     1/1-6/30      518,093       17,270            793        16,477
                                                        --------      -------         ------       -------
    Total.............................                  $883,933      $22,971         $1,613       $21,358
                                                        ========      =======         ======       =======

---------------

     (i) Intangible assets are amortized on a straight-line basis over an estimated average 15 year life. The incremental amortization period represents the period of the year that the station was not owned by Evergreen.

     (ii) Intangible assets for the Pyramid Acquisition of $325,871 includes $61,218 resulting from the recognition of deferred tax liabilities and excludes approximately $29,915 of the purchase price allocated to the Buffalo Stations which were sold during the year ended December 31, 1996.

     (iii) Intangible assets for KKSF-FM excludes (1) $50,000 of the purchase price allocated to KDFC-FM which has been classified as assets held for sale, (2) $1,500 to be reimbursed by the buyers of KDFC-FM for costs incurred in connection with relocating KKSF and (3) $4,802 of the purchase price allocated to KDFC-AM which was sold, in the Douglas AM Dispositions, on August 13, 1997.

     Historical depreciation expense of the Completed Evergreen Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(s) Reflects the elimination of duplicate corporate expenses of $5,515 for the year ended December 31, 1996 and $777 for the six months ended June 30, 1997 related to the Completed Evergreen Transactions.

(t) Reflects the adjustment to interest expense in connection with the consummation of the Completed Evergreen Transactions, the 1996 Evergreen Offering and the amendment and restatement of EMCLA's senior credit agreement:

                                                                            SIX MONTHS
                                                       YEAR ENDED             ENDED
                                                    DECEMBER 31, 1996     JUNE 30, 1997
                                                    -----------------    ----------------
Additional bank borrowings related to:
  Completed Acquisitions..........................     $1,577,559           $1,103,559
  Completed Dispositions..........................       (301,250)            (269,250)
  New Loan Fees...................................         10,473               10,473
                                                       ----------           ----------
Total additional bank borrowings..................     $1,286,782           $  844,782
                                                       ==========           ==========

Interest expense at 7.0%..........................     $   67,096           $   20,160
Less: historical interest expense.................         (5,596)                (674)
                                                       ----------           ----------
Net increase in interest expense..................         61,500               19,486
Reduction in interest expense on bank debt related
  to the application of net proceeds of the
  following at 7.0%:
  1996 Evergreen Offering contributed to EMCLA of
     $264,236 for the period January 1, 1996 to
     October 22, 1996.............................        (15,003)                  --
  Convertible Preferred Stock Offering contributed
     to EMCLA of $287,808 for the year ended
     December 31, 1996 and for the period January
     1, 1997 to June 16, 1997.....................        (20,147)              (9,290)
                                                       ----------           ----------
Total adjustment for net increase in interest
  expense.........................................     $   26,350           $   10,196
                                                       ==========           ==========

(u) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO CRBC'S HISTORICAL CONDENSED COMBINED STATEMENT OF OPERATIONS RELATED TO THE COMPLETED CHANCELLOR TRANSACTIONS

(8) CRBC's historical condensed combined statement of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 and pro forma adjustments related to the Completed Chancellor Transactions is summarized below:

                                                                          ACQUISITIONS
                                 -----------------------------------------------------------------------------------------------

                                                             KIMN-FM/
                                               SHAMROCK       KALC-FM        COLFAX        KOOL-FM      SUNDANCE        OMNI
                                    CRBC      HISTORICAL    HISTORICAL     HISTORICAL    HISTORICAL    HISTORICAL    HISTORICAL
YEAR ENDED DECEMBER 31, 1996(A)  HISTORICAL   1/1-2/14(B)   1/1-3/31(C)   1/1-12/31(D)   1/1-3/31(D)   1/1-9/12(D)   1/1-6/30(E)
-------------------------------  ----------   -----------   -----------   ------------   -----------   -----------   -----------
Gross revenues.................   $203,188      $ 9,698       $2,010        $51,745        $1,665        $13,844       $ 8,710
Less: agency commissions.......    (24,787)      (1,234)        (259)        (6,626)         (234)        (1,740)       (1,211)
                                  --------      -------       ------        -------        ------        -------       -------
Net revenues...................    178,401        8,464        1,751         45,119         1,431         12,104         7,499
Station operating expenses
 excluding depreciation and
 amortization..................    111,210        7,762        1,523         28,584           852          7,678         4,985
Depreciation and
 amortization..................     20,877          595          511          4,494           229          1,242         1,458
Corporate general and
 administrative expenses.......      4,845        2,215           --             --            --             --            --
Stock option compensation......      3,800           --           --             --            --             --            --
                                  --------      -------       ------        -------        ------        -------       -------
Operating income (loss)........     37,669       (2,108)        (283)        12,041           350          3,184         1,056
Interest expense...............     35,704        1,380           --          4,369           299             --            --
Other (income) expense.........         68           49          312           (179)           --             25          (404)
                                  --------      -------       ------        -------        ------        -------       -------
Income (loss) before income
 taxes.........................      1,897       (3,537)        (595)         7,851            51          3,159         1,460
Income tax expense (benefit)...      4,612           --           --             --            --             --            --
                                  --------      -------       ------        -------        ------        -------       -------
Net income (loss)..............     (2,715)      (3,537)        (595)         7,851            51          3,159         1,460
Preferred stock dividends......     11,557           --           --             --            --             --            --
                                  --------      -------       ------        -------        ------        -------       -------
Income (loss) attributable to
 common stock..................   $(14,272)     $(3,537)      $ (595)       $ 7,851        $   51        $ 3,159       $ 1,460
                                  ========      =======       ======        =======        ======        =======       =======
Broadcast Cash Flow............   $ 67,191      $   702       $  228        $16,535        $  579        $ 4,426       $ 2,514
                                  ========      =======       ======        =======        ======        =======       =======

                                       ACQUISITIONS                                DISPOSITIONS
                                ---------------------------   -------------------------------------------------------
                                                CHANCELLOR
                                                  VIACOM       WWWW-FM/                     WMIL-FM/
                                  KSTE-FM      ACQUISITION      WDFN-AM       KTBZ-FM       WOKY-AM        WDRQ-FM
                                 HISTORICAL     HISTORICAL    HISTORICAL    HISTORICAL     HISTORICAL     HISTORICAL
YEAR ENDED DECEMBER 31, 1996(A  1/1-7/31(F)    1/1-12/31(G)   1/1-2/14(H)   1/1-2/14(C)   1/1-12/31(I)   1/1-12/31(J)
------------------------------  ------------   ------------   -----------   -----------   ------------   ------------
Gross revenues................     $1,411        $58,806          $(839)       $(399)       $(9,552)       $(6,743)
Less: agency commissions......       (149)        (9,588)           102           48          1,070          1,055
                                   ------        -------          -----        -----        -------        -------
Net revenues..................      1,262         49,218           (737)        (351)        (8,482)        (5,688)
Station operating expenses
 excluding depreciation and
 amortization.................      1,244         25,416           (815)        (521)        (4,896)        (4,530)
Depreciation and
 amortization.................        375          4,640            (45)         (42)          (539)          (354)

Corporate general and
 administrative expenses......         --          1,501             --           --             --           (178)
Stock option compensation.....         --             --             --           --             --             --
                                   ------        -------          -----        -----        -------        -------
Operating income (loss).......       (357)        17,661            123          212         (3,047)          (626)
Interest expense..............         --          6,374             --           --             --             --
Other (income) expense........         --             --             --           --            (19)            --
                                   ------        -------          -----        -----        -------        -------
Income (loss) before income
 taxes........................       (357)        11,287            123          212         (3,028)          (626)
Income tax expense (benefit)..         --          4,748             --           --             --           (326)
                                   ------        -------          -----        -----        -------        -------
Net income (loss).............       (357)         6,539            123          212         (3,028)          (300)
Preferred stock dividends.....         --             --             --           --             --             --
                                   ------        -------          -----        -----        -------        -------
Income (loss) attributable to
 common stock.................     $ (357)       $ 6,539          $ 123        $ 212        $(3,028)       $  (300)
                                   ======        =======          =====        =====        =======        =======
Broadcast Cash Flow...........     $   18        $23,802          $  78        $ 170        $(3,586)       $(1,158)
                                   ======        =======          =====        =====        =======        =======


                                 PRO FORMA
                                ADJUSTMENTS       CRBC AS
                                  FOR THE       ADJUSTED FOR
                                 COMPLETED       COMPLETED
                                 CHANCELLOR      CHANCELLOR
YEAR ENDED DECEMBER 31, 1996(A  TRANSACTIONS    TRANSACTIONS
------------------------------  ------------    ------------
Gross revenues................    $ (5,022)(k)    $328,522
Less: agency commissions......          --         (43,553)
                                  --------        --------
Net revenues..................      (5,022)        284,969
Station operating expenses
 excluding depreciation and
 amortization.................      (5,763)(k)     172,729
Depreciation and
 amortization.................      15,022(l)       46,909
                                    (1,554)(m)
Corporate general and
 administrative expenses......      (2,726)(n)       5,657
Stock option compensation.....          --           3,800
                                  --------        --------
Operating income (loss).......     (10,001)         55,874
Interest expense..............      24,554(o)       72,680
Other (income) expense........          --            (148)
                                  --------        --------
Income (loss) before income
 taxes........................     (34,555)        (16,658)
Income tax expense (benefit)..     (11,697)(p)      (2,663)
                                  --------        --------
Net income (loss).............     (22,858)        (13,995)
Preferred stock dividends.....      26,843(q)       38,400
                                  --------        --------
Income (loss) attributable to
 common stock.................    $(49,701)       $(52,395)
                                  ========        ========
Broadcast Cash Flow...........    $    741        $112,240
                                  ========        ========

                                                               ACQUISITIONS          DISPOSITIONS
                                                         -------------------------   ------------    PRO FORMA
                                                                       CHANCELLOR                   ADJUSTMENTS        CRBC AS
                                                                         VIACOM                       FOR THE       ADJUSTED FOR
                                                           COLFAX      ACQUISITION     WDRQ-FM       COMPLETED        COMPLETED
             SIX MONTHS ENDED                  CRBC      HISTORICAL    HISTORICAL     HISTORICAL     CHANCELLOR      CHANCELLOR
             JUNE 30, 1997(A)               HISTORICAL   1/1-1/23(D)   1/1-6/30(G)   1/1-6/30(J)    TRANSACTIONS    TRANSACTIONS
             ----------------               ----------   -----------   -----------   ------------   ------------    -------------
Gross revenues............................   $147,015      $3,183        $29,214       $(2,395)       $   (828)(k)    $176,189
Less: agency commissions..................    (18,073)       (384)        (4,046)          251              --         (22,252)
                                             --------      ------        -------       -------        --------        --------
Net revenues..............................    128,942       2,799         25,168        (2,144)           (828)        153,937
Station operating expenses excluding
  depreciation and amortization...........     79,852       1,872         13,326        (1,986)         (1,231)(k)      91,833
Depreciation and amortization.............     16,714          --          2,370          (186)          4,421(l)       23,237
                                                                                                           (82)(m)
Corporate general and administrative
  expenses................................      3,934          --            520           (42)           (354)(n)       4,058
Merger expense............................      2,515          --             --            --              --           2,515
Stock option compensation.................      1,900          --             --            --              --           1,900
                                             --------      ------        -------       -------        --------        --------
Operating income (loss)...................     24,027         927          8,952            70          (3,582)         30,394
Interest expense..........................     23,908          --          3,178            --           8,540(o)       35,626
Other (income) expense....................     (1,607)         --             --            --              --          (1,607)
                                             --------      ------        -------       -------        --------        --------
Income (loss) before income taxes.........      1,726         927          5,774            70         (12,122)         (3,625)
Income tax expense (benefit)..............      3,327          --          1,558            18          (4,353)            550
                                             --------      ------        -------       -------        --------        --------
Net income (loss).........................     (1,601)        927          4,216            52          (7,769)         (4,175)
Preferred stock dividends.................     18,122          --             --            --           1,504(q)       19,626
                                             --------      ------        -------       -------        --------        --------
Income (loss) attributable to common
  stock...................................   $(19,723)     $  927        $ 4,216       $    52        $ (9,273)       $(23,801)
                                             ========      ======        =======       =======        ========        ========
Broadcast Cash Flow.......................   $ 49,090      $  927        $11,842       $  (158)       $    403        $ 62,104
                                             ========      ======        =======       =======        ========        ========

(a) On November 22, 1996, CRBC acquired WKYN-AM in Cincinnati for $1,400 in cash. CRBC had been previously operating WKYN-AM under a time brokerage agreement since January 1, 1996. Therefore, CRBC's historical results of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 include the results of operations of WKYN-AM.

(b) On February 14, 1996, CRBC acquired Shamrock Broadcasting, Inc., a radio broadcasting company with 19 radio stations (11 FM and 8 AM) located in 10 markets (Los Angeles, New York, San Francisco, Houston, Atlanta, Detroit, Denver, Minneapolis-St. Paul, Phoenix and Pittsburgh). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $408,000.

(c) On July 31, 1996, CRBC exchanged KTBZ-FM in Houston (which was acquired on February 14, 1996 as part of the Shamrock Acquisition) and $5,600 in cash for KIMN-FM and KALC-FM in Denver. CRBC had previously entered into a time brokerage agreement to sell substantially all of the broadcast time of KTBZ-FM effective February 14, 1996. In addition, CRBC had been previously operating KIMN-FM and KALC-FM under a time brokerage agreement since April 1, 1996.

(d) On January 23, 1997, CRBC acquired Colfax Communications, a radio broadcasting company, with 12 radio stations (8 FM and 4 AM) located in 4 markets (Minneapolis-St. Paul, Phoenix, Washington, D.C. and Milwaukee markets). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $383,700. The Colfax Acquisition was financed through (i) a private placement by CRBC of the CRBC 12% Junior Exchangeable Preferred Stock for net proceeds of $191,817; (ii) a private placement by Chancellor of $110,000 of 7% Convertible Preferred Stock for net proceeds of $105,546; (iii) additional bank borrowings under CRBC's previous senior credit agreement of $65,937 and (iv) $20,400 in escrow funds. The historical financial data of Colfax for the year ended December 31, 1996 excludes the combined net income of approximately $224 for KLTB-FM, KARO-FM and KIDO-AM in Boise, Idaho which CRBC did not acquire as part of the Colfax Acquisition. The Colfax historical condensed statement of operations for the year ended December 31, 1996, does not include the results of operations of the following: (i) KOOL-FM for the period January 1, 1996 to March 31, 1996 and (ii) WMIL-FM and WOKY-AM in Milwaukee and KZON-FM, KISO-AM, KYOT-FM and KOY-AM in Phoenix which were owned and operated by Sundance Broadcasting, Inc. ("Sundance") for the period January 1, 1996 to September 12, 1996. On March 31, 1997, CRBC sold WMIL-FM and WOKY-AM in Milwaukee for $41,253 in cash. The assets of WMIL-FM and WOKY-AM are classified as assets held for sale in connection with the purchase price allocation of the Colfax Acquisition. Accordingly, WMIL-FM and WOKY-AM net income of approximately $41 for the period January 23, 1997 through March 31, 1997 has been excluded from the Colfax historical condensed statement of operations for the six months ended June 30, 1997.

(e) On February 13, 1997, CRBC acquired substantially all of the assets and assumed certain liabilities of the OmniAmerica Group including 8 radio stations (7 FM and 1 AM) located in 3 markets (Orlando, West Palm Beach and Jacksonville). The total purchase price, including acquisition costs, allocated to net assets acquired was approximately $181,046. The Omni Acquisition was financed through (i) additional bank borrowings under CRBC's previous senior credit agreement of $166,046 and (ii) the issuance of 555,556 shares of the Chancellor Class A Common Stock valued at $15,000 or $27.00 per share which was contributed by CRBC by Chancellor. Prior to the consummation of the Omni Acquisition, CRBC had entered into an agreement to operate the stations under a time brokerage agreement effective July 1, 1996. Additionally, prior to consummation of the West Palm Beach Exchange (see (f) below) on March 28, 1997 and the SFX Exchange (see note 14(a)), CRBC entered into time brokerage agreements to sell substantially all of the broadcast time of WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville effective July 1, 1996. The historical financial data of Omni for the period January 1, 1996 to June 30, 1996 represents the results of operations for the Orlando stations (WOMX-FM, WXXL-FM and WJHM-FM). The results of operations for WEAT-FM/AM and WOLL-FM in West Palm Beach and WAPE-FM and WFYV-FM in Jacksonville are not included as the acquisition and disposition of these stations is deemed to have occurred on January 1, 1996.

(f) On March 28, 1997, CRBC exchanged, in the West Palm Beach Exchange, WEAT-FM/AM and WOLL-FM in West Palm Beach, Florida, which were acquired as part of the Omni Acquisition, for KSTE-FM in Sacramento and $33,000 in cash. CRBC had previously been operating KSTE-FM under a time brokerage agreement since August 1, 1996.

(g) On July 2, 1997, CRBC acquired, in the Chancellor Viacom Acquisition, KIBB-FM and KYSR-FM in Los Angeles, WLIT-FM in Chicago and WDRQ-FM in Detroit for approximately $500,789 in cash including various other direct acquisition costs. The Chancellor Viacom Acquisition was financed with (i) bank borrowings of $273,159 under the CRBC Restated Credit Agreement; (ii) borrowings under the Chancellor Interim Financing of $168,300 which was contributed to CRBC by Chancellor; (iii) escrow funds of $53,750 paid by CRBC on February 19, 1997 and classified as other assets at June 30, 1997 and (iv) $5,580 financed through working capital. The assets of WDRQ-FM in Detroit are classified as assets held for sale in connection with the purchase price allocation of the Chancellor Viacom Acquisition.

(h) On January 31, 1997, CRBC sold, in the WWWW/WDFN Disposition, WWWW-FM and WDFN-AM in Detroit, which were acquired on February 14, 1996 as part of the Shamrock Acquisition, to EMCLA for $30,000 in cash. Prior to the completion of the sale, CRBC had entered into a joint sales agreement effective February 14, 1996 and a time brokerage agreement effective April 1, 1996 to sell substantially all of the broadcast time of WWWW-FM and WDFN-AM to EMCLA pending the completion of the sale.

(i) On March 31, 1997, CRBC sold, in the Milwaukee Disposition, WMIL-FM and WOKY-AM in Milwaukee, which were acquired as part of the Colfax Acquisition on January 23, 1997, for $41,253 in cash.

(j) On August 11, 1997, CRBC sold, in the ABC/Detroit Disposition, WDRQ-FM in Detroit (acquired as part of the Chancellor Viacom Acquisition) for $37,000 in cash.

(k) Reflects the elimination of time brokerage agreement fees received and paid by CRBC as follows:

           YEAR ENDED DECEMBER 31, 1996                  MARKET            PERIOD       REVENUE    EXPENSE
---------------------------------------------------  ---------------    ------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit            2/14 -- 12/31   $(2,937)   $  (598)
KTBZ-FM............................................  Houston            2/14 --  7/31    (1,113)      (265)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando            7/1 -- 12/31        --      (3,900)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach    7/1 -- 12/31       (972)    (1,000)
                                                                                        -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                         $(5,022)   $(5,763)
                                                                                        =======    =======

          SIX MONTHS ENDED JUNE 30, 1997                 MARKET            PERIOD       REVENUE    EXPENSE
---------------------------------------------------  ---------------    ------------    -------    -------
WWWW-FM/WDFN-AM....................................  Detroit             1/1 -- 1/31    $ (235)    $   (16)
WOMX-FM, WXXL-FM, WJHM-FM..........................  Orlando             1/1 -- 2/13        --        (911)
WEAT-FM/AM, WOLL-FM................................  West Palm Beach     1/1 -- 3/28      (593)       (304)
                                                                                        -------    -------
        Total adjustment for decrease in gross
          revenues and expenses                                                         $ (828)    $(1,231)
                                                                                        =======    =======

     Gross revenues of the Completed Chancellor Transactions exclude any time brokerage agreement payments received from CRBC.

(l) Reflects incremental amortization related to the Completed Chancellor Transactions and is based on the following allocation to intangible assets:

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
    COMPLETED CHANCELLOR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
      YEAR ENDED DECEMBER 31, 1996        PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ---------------------------------  ------------   -----------   ------------   ------------   ----------
    Shamrock.........................    1/1 - 2/14    $  361,425     $ 1,104         $  393       $   711
    KIMN-FM/KALC-FM..................    1/1 - 3/31         8,285          52            341          (289)
    Omni.............................   1/1 - 12/31       171,837       4,296            161         4,135
    Colfax...........................   1/1 - 12/31       317,894       7,947          3,861         4,086
    KSTE-FM..........................   1/1 - 12/31       (32,475)       (812)            --          (812)
    Chancellor Viacom Acquisition....   1/1 - 12/31       451,690      11,292          4,101         7,191
                                                       ----------     -------         ------       -------
              Total..................                  $1,278,656     $23,879         $8,857       $15,022
                                                       ----------     -------         ------       -------

                                       INCREMENTAL                                  HISTORICAL    ADJUSTMENT
    COMPLETED CHANCELLOR TRANSACTIONS  AMORTIZATION   INTANGIBLE    AMORTIZATION   AMORTIZATION    FOR NET
     SIX MONTHS ENDED JUNE 30, 1997       PERIOD      ASSETS, NET   EXPENSE (1)      EXPENSE       INCREASE
    ---------------------------------  ------------   -----------   ------------   ------------   ----------
    Omni.............................    1/1 - 2/13    $  171,837     $   525         $   --       $   525
    Colfax...........................    1/1 - 1/23       317,894         508             --           508
    KSTE-FM..........................    1/1 - 3/28       (32,475)       (198)            --          (198)
    Chancellor Viacom Acquisition....    1/1 - 6/30       451,690       5,646          2,060         3,586
                                                       ----------     -------         ------       -------
              Total..................                  $  908,946     $ 6,481         $2,060       $ 4,421
                                                       ----------     -------         ------       -------

---------------

     (1) Intangible assets are amortized on a straight-line basis over an estimated average 40 year life by CRBC. In connection with purchase accounting for the Chancellor Merger, intangible assets will be amortized over an estimated average life of 15 years in accordance with EMCLA's accounting policies and procedures.

     Historical depreciation expense of the Completed Chancellor Transactions is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(m) Reflects the elimination of disposed stations' historical depreciation and amortization expense of $1,554 for the year ended December 31, 1996 (KTBZ-FM of $642 and WWWW-FM/WDFN-AM of $912 for the period of February 14, 1996 to December 31, 1996) and $82 for the six months ended June 30, 1997 (WWWW-FM/WDFN-AM for the period of January 1, 1997 to January 31, 1997) recognized by CRBC during the time brokerage agreement holding period.

(n) Reflects the elimination of duplicate corporate expenses of $2,726 for the year ended December 31, 1996 and $354 for the six months ended June 30, 1997 related to the Completed Chancellor Transactions.

(o) Reflects the adjustment to interest expense in connection with the consummation of the Completed Chancellor Transactions, the February 1996 and August 1996 equity offerings of Chancellor (the "Chancellor Offerings"), the issuance of the CRBC 12 1/4% Series A Senior Cumulative Exchangeable Preferred Stock, the refinancing of CRBC's previous senior credit agreement on January 23, 1997 and the offering by CRBC of the 8 3/4% Senior Subordinated Notes due 2007:

                                                                                       SIX MONTHS
                                                                     YEAR ENDED           ENDED
                                                                  DECEMBER 31, 1996   JUNE 30, 1997
                                                                  -----------------   -------------
    Additional bank borrowings related to:
      Completed Acquisitions....................................      $ 994,292         $ 558,892
      Completed Dispositions....................................       (104,253)         (104,253)
      New Loan Fees.............................................          6,873             6,873
                                                                      ---------         ---------
    Total additional bank borrowings............................      $ 896,912         $ 461,512
                                                                      =========         =========

    Interest expense on additional bank borrowings at 7.5%......      $  39,651         $  11,260
    Less: historical interest expense of the stations acquired
      in the Completed Chancellor Transactions..................        (12,422)           (3,178)
                                                                      ---------         ---------
    Net increase in interest expense............................         27,229             8,082
    Reduction in interest expense on bank debt related to the
      application of net proceeds of the following at 7.5%:
    February 1996 Offering proceeds contributed to CRBC by
      Chancellor of $155,475 for the period January 1, 1996 to
      February 14, 1996.........................................         (1,425)               --
    August 1996 Offering proceeds contributed to CRBC by
      Chancellor of $23,050 for the period January 1, 1996 to
      August 9, 1996............................................         (1,052)               --
      CRBC 12 1/4% Series A Senior Cumulative Exchangeable
         Preferred Stock proceeds of $96,171 for the period
         January 1, 1996 to February 14, 1996...................           (902)               --
      CRBC 8 3/4% Senior Subordinated Notes Offering proceeds of
         $194,083 for the year ended December 31, 1996 and for
         the period January 1, 1997 to June 24, 1997............        (14,556)           (7,036)
    Reduction in interest expense resulting from the redemption
      of CRBC's 12.5% Senior Subordinated Notes of $60,000......         (7,500)           (3,229)
    Interest expense on $70,133 additional bank borrowings at
      7.5% related to the redemption of CRBC's 12.5% Senior
      Subordinated Notes on June 5, 1997........................          5,260             2,265
    Interest expense on $200,000 8 3/4% Senior Subordinated
      Notes issued June 24, 1997................................         17,500             8,458
                                                                      ---------         ---------
    Total adjustment for net increase in interest expense.......      $  24,554         $   8,540
                                                                      =========         =========

(p) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

(q) Reflects incremental dividends and accretion on preferred stock as follows:

                                                                                           SIX MONTHS
                                                       DATE OF           YEAR ENDED           ENDED
                                                      ISSUANCE        DECEMBER 31, 1996   JUNE 30, 1997
                                                  -----------------   -----------------   -------------
    12 1/4% Series A Senior Cumulative
      Exchangeable Preferred Stock..............  February 26, 1996        $ 1,441           $   --
    12% Junior Exchangeable Preferred Stock.....   January 23, 1997         25,402            1,504
                                                                           -------           ------
    Total dividends and accretion...............                           $26,843           $1,504
                                                                           =======           ======

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED
TO THE CHANCELLOR MERGER

 (9) Reflects incremental amortization related to the Chancellor Merger and is based on the allocation of the total consideration as follows:

                                                                                   SIX MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 1996   JUNE 30, 1997
                                                              -----------------   -------------
     Amortization expense on $2,139,283 additional
       intangible assets, which includes $1,855,838 of
       intangible assets and $283,445 resulting from the
       recognition of deferred tax liabilities, amortized on
       a straight-line basis over a period of 15 years......      $142,619          $ 71,309
     Less: Historical amortization expense..................       (37,816)          (18,340)
                                                                  --------          --------
     Adjustment for net increase in amortization expense....      $104,803          $ 52,969
                                                                  ========          ========

      Historical depreciation expense, of CRBC, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(10) Reflects the elimination of duplicate corporate expenses of $832 for the year ended December 31, 1996 and $675 for the six months ended June 30, 1997 related to the Chancellor Merger.

(11) Reflects the elimination of merger expenses of $2,515 for the six months ended June 30, 1997 incurred by CRBC in connection with the Chancellor Merger.

(12) Reflects the adjustment to interest expense in connection with the consummation of the Merger:

                                                                                   SIX MONTHS
                                                                 YEAR ENDED           ENDED
                                                              DECEMBER 31, 1996   JUNE 30, 1997
                                                              -----------------   -------------
     Interest expense on $162,000 additional bank borrowings
       related
       to (i) the retirement of Chancellor Interim Financing
       of $133,000 and (ii) estimated financial advisors,
       legal, accounting and other professional fees of
       $29,000 at 7.0%......................................      $ 11,340          $  5,670
     Reduction in interest expense related to the
       application of the
       7.0% interest rate to EMCLA's bank debt prior to the
       refinancing of the Senior Credit Facility and to
       CRBC's bank
       debt prior to consummation of the Chancellor
       Merger...............................................       (13,391)           (4,813)
                                                                  --------          --------
     Net increase in interest expense.......................      $ (2,051)         $    857
                                                                  ========          ========

(13) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.

ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS RELATED TO THE PENDING
CHANCELLOR MEDIA TRANSACTIONS

(14) The detail of the historical financial data of the stations to be acquired or disposed of in the Pending Chancellor Media Transactions for the year ended December 31, 1996 and the six months ended June 30, 1997 has been obtained from the historical financial statements of the respective stations and is summarized below:

                                                                 ACQUISITIONS                                    DISPOSITIONS
                                  ---------------------------------------------------------------------------    ------------
                                     WBAB-FM
                                     WBLI-FM
                                     WBGG-AM                        KZPS-FM                       BONNEVILLE
                                     WHFM-FM         GANNETT        KDGE-FM         KXPK-FM         OPTION         WFLN-FM
                                   HISTORICAL      HISTORICAL      HISTORICAL     HISTORICAL      HISTORICAL      HISTORICAL
 YEAR ENDED DECEMBER 31, 1996      1/1-6/30(A)    1/1-12/31(B)    1/1-12/31(C)   1/1-12/31(D)    1/1-12/31(E)    9/1-12/31(F)
-------------------------------   -------------   -------------   ------------   -------------   ------------    ------------
Gross revenues.................      $ 5,726        $ 52,028        $12,174         $5,624         $55,482         $(1,455)
Less: agency commissions.......         (619)         (6,819)        (1,758)          (780)         (8,683)            159
                                     -------        --------        -------         ------         -------         -------
Net revenues...................        5,107          45,209         10,416          4,844          46,799          (1,296)
Station operating expenses
 excluding depreciation and
 amortization..................        3,676          25,031          8,585          3,947          25,678            (725)
Depreciation and
 amortization..................        2,141           1,760            475            477              --            (800)
Corporate general and
 administrative................        1,024              --             --             --              --              --
                                     -------        --------        -------         ------         -------         -------
Operating income (loss)........       (1,734)         18,418          1,356            420          21,121             229
Interest expense...............           --              --             --            195              --              --
Other (income) expense.........           --              --            408            (49)             (8)             --
                                     -------        --------        -------         ------         -------         -------
Income (loss) before income
 taxes.........................       (1,734)         18,418            948            274          21,129             229
Income tax expense (benefit)...           --              --             --             --              --              --
                                     -------        --------        -------         ------         -------         -------
Net income (loss)..............      $(1,734)       $ 18,418        $   948         $  274         $21,129         $   229
                                     =======        ========        =======         ======         =======         =======
Broadcast Cash Flow............      $ 1,431        $ 20,178        $ 1,831         $  897         $21,121         $  (571)
                                     =======        ========        =======         ======         =======         =======

                                        DISPOSITIONS
                                 ---------------------------

                                                 BONNEVILLE
                                   WLUP-FM         OPTION         PENDING
                                  HISTORICAL     HISTORICAL     TRANSACTIONS
 YEAR ENDED DECEMBER 31, 1996    1/1-12/31(C)   1/1-12/31(E)     HISTORICAL
-------------------------------  ------------   ------------    ------------
Gross revenues.................    $(17,024)      $(35,355)       $ 77,200
Less: agency commissions.......       2,332          4,528         (11,640)
                                   --------       --------        --------
Net revenues...................     (14,692)       (30,827)         65,560
Station operating expenses
 excluding depreciation and
 amortization..................     (11,697)       (18,858)         35,637
Depreciation and
 amortization..................      (1,585)            --           2,468
Corporate general and
 administrative................          --             --           1,024
                                   --------       --------        --------
Operating income (loss)........      (1,410)       (11,969)         26,431
Interest expense...............          --           (562)           (367)
Other (income) expense.........          --              9             360
                                   --------       --------        --------
Income (loss) before income
 taxes.........................      (1,410)       (11,416)         26,438
Income tax expense (benefit)...          --             --              --
                                   --------       --------        --------
Net income (loss)..............    $ (1,410)      $(11,416)       $ 26,438
                                   ========       ========        ========
Broadcast Cash Flow............    $ (2,995)      $(11,969)       $ 29,923
                                   ========       ========        ========

                                                                      ACQUISITIONS                            DISPOSITIONS
                                                ---------------------------------------------------------     ------------
                                                                 KZPS-FM                      BONNEVILLE
                                                  GANNETT        KDGE-FM        KXPK-FM         OPTION          WFLN-FM
                                                 HISTORICAL     HISTORICAL     HISTORICAL     HISTORICAL       HISTORICAL
       SIX MONTHS ENDED JUNE 30, 1997           1/1-3/30(B)    1/1-6/30(C)    1/1-6/30(D)    1/1-6/30(E)      1/1-4/30(F)
---------------------------------------------   ------------   ------------   ------------   ------------     ------------
Gross revenues...............................     $28,594         $6,613         $2,454        $22,226          $(1,298)
Less: agency commissions.....................      (3,683)          (952)          (336)        (3,377)             134
                                                  -------         ------         ------        -------          -------
Net revenues.................................      24,911          5,661          2,118         18,849           (1,164)
Station operating expenses excluding
 depreciation and amortization...............      13,904          4,474          2,041         13,570             (728)
Depreciation and amortization................         254            236            198             --             (800)
Corporate general and administrative.........          --             --             --             --               --
                                                  -------         ------         ------        -------          -------
Operating income (loss)......................      10,753            951           (121)         5,279              364
Interest expense.............................          --             --             --             --               --
Other (income) expense.......................          --              4            (81)             4               --
                                                  -------         ------         ------        -------          -------
Income (loss) before income taxes............      10,753            947            (40)         5,275              364
Income tax expense (benefit).................          --             --             --             --               --
                                                  -------         ------         ------        -------          -------
Net income (loss)............................     $10,753         $  947         $  (40)       $ 5,275          $   364
                                                  =======         ======         ======        =======          =======
Broadcast Cash Flow..........................     $11,007         $1,187         $   77        $ 5,279          $  (436)
                                                  =======         ======         ======        =======          =======

                                                      DISPOSITIONS
                                               ---------------------------
                                                               BONNEVILLE
                                                 WLUP-FM         OPTION        PENDING
                                                HISTORICAL     HISTORICAL    TRANSACTIONS
       SIX MONTHS ENDED JUNE 30, 1997          1/1-6/30(C)    1/1-6/30(E)     HISTORICAL
---------------------------------------------  ------------   ------------   ------------
Gross revenues...............................    $(6,613)       $(20,095)      $31,881
Less: agency commissions.....................        890           2,619        (4,705)
                                                 -------        --------       -------
Net revenues.................................     (5,723)        (17,476)       27,176
Station operating expenses excluding
 depreciation and amortization...............     (5,249)         (9,740)       18,272
Depreciation and amortization................       (258)             --          (370)
Corporate general and administrative.........         --              --            --
                                                 -------        --------       -------
Operating income (loss)......................       (216)         (7,736)        9,274
Interest expense.............................         --              --            --
Other (income) expense.......................         --               8           (65)
                                                 -------        --------       -------
Income (loss) before income taxes............       (216)         (7,744)        9,339
Income tax expense (benefit).................         --              --            --
                                                 -------        --------       -------
Net income (loss)............................    $  (216)       $ (7,744)      $ 9,339
                                                 =======        ========       =======
Broadcast Cash Flow..........................    $  (474)       $ (7,736)      $ 8,904
                                                 =======        ========       =======

(a) On July 1, 1996, CRBC entered into an agreement to exchange, in the SFX Exchange, WAPE-FM and WFYV-FM in Jacksonville, Florida (which were acquired as part of the Omni Acquisition) (see 8(e)), and $11,000 in cash for WBAB-FM, WBLI-FM, WGBB-AM, and WHFM-FM in Long Island.

(b) On April 4, 1997, EMCLA entered into an agreement to acquire, in the Gannett Acquisition, 5 radio stations in 3 major markets from P&S including WGCI-FM/AM in Chicago, KHKS-FM in Dallas, and KKBQ-FM/AM in Houston ("Gannett") for $340,000 in cash.

(c) On June 24, 1997, EMCLA entered into an agreement to acquire, in the Bonneville Acquisition, KZPS-FM and KDGE-FM in Dallas for $83,500 in cash. On June 29, 1997, EMCLA paid $8,350 in escrow funds which are classified as other assets at June 30, 1997. It is expected that this transaction will result in an exchange for WLUP-FM in Chicago. On July 14, 1997, EMCLA completed the disposition of WLUP-FM in Chicago to Bonneville and placed $80,000 in a trust pending the completion of the deferred exchange of the WLUP-FM in Chicago and $3,500 in cash for KZPS-FM and KDGE-FM in Dallas (the "Chicago/Dallas Exchange"). The Chicago/Dallas Exchange will be accounted for as a like-kind exchange and no gain or loss will be recognized upon the consummation of the exchange. EMCLA began operating KZPS-FM and KDGE-FM under a time brokerage agreement on August 1, 1997.

(d) On July 30, 1997, CRBC entered into an agreement to acquire, in the Denver Acquisition, KXPK-FM in Denver from Evergreen Wireless LLC (which is unrelated to Evergreen) for $26,000 in cash (including $1,650 paid by Chancellor in escrow). CRBC began operating KXPK-FM under a time brokerage agreement on September 1, 1997.

(e) On August 6, 1997, EMCLA and CRBC announced that they had paid $3,000 to Bonneville for an option to exchange EMCLA's station WTOP-AM in Washington and CRBC's stations KZLA-FM in Los Angeles and WGMS-FM in Washington plus an additional $57,000 in cash for Bonneville's stations WDBZ-FM in New York, KLDE-FM in Houston and KBIG-FM in Los Angeles (the "Bonneville Option"). As of September 10, 1997, the Bonneville Option had not been exercised. The Bonneville Option expires on December 31, 1997.

(f) On August 12, 1996, EMCLA entered into an agreement to acquire WFLN-FM in Philadelphia from Secret for $37,750 in cash. EMCLA also entered into an agreement to operate WFLN-FM under a time brokerage agreement effective September 1, 1996. EMCLA subsequently entered into an agreement to sell WFLN-FM to Greater Media for $41,800 in cash. On May 1, 1997, EMCLA assigned its time brokerage agreement to operate WFLN-FM to Greater Media. On July 16, 1997, Secret purported to terminate the sale of WFLN-FM to EMCLA. Evergreen subsequently brought suit against Secret to enforce its right to acquire WFLN-FM. In August 1997, pursuant to a court settlement, EMCLA, Secret and Greater Media agreed that (i) Secret would sell WFLN-FM directly to Greater Media for $37,750, (ii) Greater Media would deposit $4,050 (the difference between EMCLA's proposed acquisition price for WFLN-FM from Secret and EMCLA's proposed sale price for WFLN-FM to Greater Media) with the court and (iii) EMCLA and Secret would litigate each party's entitlement to the amount deposited with the court. As of the date hereof, no further resolution to this dispute has occurred.

(15) Reflects the elimination of time brokerage agreement fees received and paid by CRBC as follows:

               YEAR ENDED DECEMBER 31, 1996              MARKET      PERIOD     REVENUE   EXPENSE
               ----------------------------            -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville 7/1-12/31   $(1,963)  $(2,000)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island  7/1-12/31        --    (2,000)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(1,963)  $(4,000)
                                                                                =======   =======

              SIX MONTHS ENDED JUNE 30, 1997             MARKET      PERIOD     REVENUE   EXPENSE
              ------------------------------           -----------  ---------   -------   -------
     WAPE-FM, WFYV-FM................................  Jacksonville  1/1-3/31   $(2,000)  $  (476)
     WBAB-FM, WBLI-FM, WGBB-AM, WHFM-FM..............  Long Island   1/1-3/31        --    (2,000)
                                                                                -------   -------
     Total adjustment for decrease in gross revenues and expenses............   $(2,000)  $(2,476)
                                                                                =======   =======

(16) Reflects incremental amortization related to the Pending Chancellor Media Transactions and is based on the allocation of the total consideration as follows:

                                                                 YEAR ENDED        SIX MONTHS ENDED
                                                              DECEMBER 31, 1996     JUNE 30, 1997
                                                              -----------------    ----------------
     Amortization expense on $429,043 additional intangible
       assets amortized on a straight-line basis over a 15
       year period..........................................       $28,603             $14,301
     Less: historical amortization expense..................        (3,186)             (1,414)
                                                                   -------             -------
     Adjustment for net increase in amortization expense....       $25,417             $12,887
                                                                   =======             =======

     Historical depreciation expense, of the Pending Chancellor Media Transactions, is assumed to approximate depreciation expense on a pro forma basis. Actual depreciation and amortization may differ based upon final purchase price allocations.

(17) Reflects the adjustment to interest expense in connection with the consummation of the Pending Transactions:

                                                                 YEAR ENDED        SIX MONTHS ENDED
                                                              DECEMBER 31, 1996     JUNE 30, 1997
                                                              -----------------    ----------------
     Additional bank borrowings related to:
       Pending Acquisitions.................................      $440,500             $440,500
                                                                  ========             ========
     Interest expense on additional bank borrowings at
       7.0%.................................................      $ 30,835             $ 15,418
                                                                  ========             ========

(18) Reflects the income tax benefit related to pro forma adjustments. The adjustment to income taxes reflects the application of the estimated effective tax rate on a pro forma basis to income (loss) before income taxes for historical and pro forma adjustment amounts.